ADVANCE CAPITAL I INC.

ANNUAL REPORT

AN INVESTMENT COMPANY WITH
FIVE FUNDS


December 31, 2001

                 TABLE OF CONTENTS
---------------------------------------------------

                                               PAGE

A Letter to Our Shareholders. . . . . . . . . .  1
Investment Performance. . . . . . . . . . . . .  3
Financial Highlights. . . . . . . . . . . . . . 13


PORTFOLIO OF INVESTMENTS

Equity Growth Fund. . . . . . . . . . . . . . . 18
Bond Fund . . . . . . . . . . . . . . . . . . . 23
Balanced Fund . . . . . . . . . . . . . . . . . 29
Retirement Income Fund. . . . . . . . . . . . . 41
Cornerstone Stock Fund. . . . . . . . . . . . . 49

Statement of Assets and Liabilities . . . . . . 51
Statment of Operations. . . . . . . . . . . . . 52
Statement of Changes in Net Assets. . . . . . . 53
Notes to Financial Statements. .  . . . . . . . 56
Report of Independent Accountants . . . . . . . 60
Additional Information. . . . . . . . . . . . . 61

Dear Shareholders,

     What began as a year filled with high hopes of a rebound in equities ended with the horrendous terrorist attacks on the World Trade Center and the Pentagon, a war in Afghanistan and the world's largest bankruptcy. We also faced a recession and volatile financial markets. This past year taught us that peace has a price and economic prosperity is not assured.
We now face an uncertain economic environment and the potential for escalating military action throughout the world.

     On the domestic front, the implosion of the technology sector continues to have a profound impact on economic activity. A few years ago the potential for huge profit in this sector led to easy access to capital, a massive over expansion and unrelenting stock market hype. This scenario is strikingly similar to the build-out of the railroad industry and the subsequent implosion in its stock early in the last century. The tech sector, particularly the Internet and telecommunication companies, already endured a wave of bankruptcies, two consecutive years of plunging stocks and a significant slide in profits. It is hard to find a sector of the economy not impacted by the technology fallout. Demand for computer networking equipment has fallen sharply along with that for fiber optic equipment and supplies. Personal computer makers have had to slash prices to reduce inventories while corporations have been reluctant to upgrade technology and consumers are holding their cash. Other sectors have also suffered. Retailers had to offer deep discounts to lure holiday shoppers into stores in order to bring inventory down to manageable levels. The big three auto companies resorted to zero percent financing to entice customers into showrooms. They have also announced thousands of layoffs and plant closings as further consequences of continued economic weakness. The housing market has been the lone bright spot. Low interest rates and still-moderate unemployment have allowed individuals to refinance existing loans or purchase new homes at favorable rates.

     The soft economy produced volatility in the financial markets and unprecedented action by the Federal Reserve Board. The Fed cut short term interest rates 11 times over the past year to a level not reached in 40 years. To date, this action has merely cushioned the slide rather than invoked any significant economic stimulus. Although further rate cuts are possible and Congress is still contemplating an economic stimulus package, there is no quick fix. Businesses need time to pare down inventory, cut production and slash payrolls to meet lower demand. At the same time, consumers have too much debt and must begin to pay down or refinance.

     As this scenario unfolded, equities suffered and fixed income securities flourished. The Standard & Poor's 500 Index declined by 11.9 percent while the tech-heavy NASDAQ 100 Index fell 32.7 percent in 2001. This marked the second consecutive year of double-digit declines in both indices. While equities faltered, investment grade corporate bonds, as measured by the Lipper A-rated Index, returned 7.8 percent (including interest). The high yield (junk) sector remained a two-tiered market. Better quality junk bonds returned 8 to 11 percent (including interest and depending on which index you use as a measure). Lower rated junk bonds, as indicated by Merrill Lynch High Yield Master Index, returned only about 2.6 percent (including interest). The much maligned high yield telecommunications sector had major losses as several companies went bankrupt during the year. On the other end of the credit spectrum, a typical 30-year Treasury security returned about 3.6 percent (including interest). The Treasury

Department's decision to stop issuing 30-year bonds produced tremendous volatility and sub par total returns for these securities in 2001.

     Through the market's volatility, the performance of each of the Advance Capital I Funds was consistent with its objectives. Each Fund produced a return similar to or better than its respective benchmark for the year. The Equity Growth Fund declined 15.4 percent for the year while the Lipper Mid Cap Growth Index fell 21.1 percent. The Balanced Fund with its 60-40 mix of stocks and bonds, declined 1.5 percent compared to a 3.2 percent drop in the Lipper Balanced Fund Index. The Cornerstone Stock Fund decreased 18.7 percent compared to the 23.9 percent fall in the Lipper Large-Cap Growth Index. The Bond and Retirement Income Funds returned 8.9 and 8.0 percent, respectively, compared to the Lipper BBB-Rated Fund Index return of 7.5 percent.

     Today, investors face conflicting economic signals. There are positive signs that indicate a near-term economic recovery is developing, while pending congressional hearings into the Enron mess have put corporate executives, stockholders and bondholders on high alert. Several large corporations have now announced restated prior earnings or potential conflicts of interest. These scandals add risk and volatility to both stocks and bonds. In light of these uncertainties, we remind ourselves and our shareholders to focus on the long term nature of investing and the need for a well-diversified portfolio. Our investment philosophy begins with proper diversification for all client portfolios. Many investors initially seek our advice after they have experienced firsthand the financial devastation that can result from holding a non-diversified portfolio. The employees and retirees who held a large portion of their retirement assets in Kmart or Enron stock experienced significant financial losses because they had not followed the principle of diversification. Whether retired or still working, appreciating the importance of proper diversification is a key to building a successful long-term retirement portfolio.

     At December 31, 2001, the five Advance Capital I, Inc. Funds held just over $737 million in total assets, about 9 percent more than the prior year. Intelligent investment decisions, broad diversification and control of costs are the building blocks of our philosophy. We fully expect this will continue to serve our investors well over time. We thank you for your continued confidence and look forward to providing you with service and results designed to meet or exceed your long term investment objectives. If you have questions or if we may be of service, please call us. We appreciate the opportunity to answer your questions or to discuss financial or investment matters that may be of interest to you. Our toll-free number is (800) 345-4783.

Sincerely,




/s/  Christopher M. Kostiz                      /s/ John C. Shoemaker

Christopher M. Kostiz                           John C. Shoemaker
Sr. Portfolio Manager                           President


February 15, 2002

Investment Performance

ADVANCE CAPITAL I, INC. IS AN OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY OFFERING INVESTMENT OPPORTUNITIES IN FIVE MUTUAL FUND PORTFOLIOS.


	2001 FUND RESULTS

Equity Growth             -15.4%
Balanced                   -1.6%
Bond                        8.9%
Retirement Income           8.0%
Cornerstone Stock         -18.7%




     The accompanying comments are intended to help investors evaluate the dynamics of mutual fund performance. The charts and tables that follow show the average annual return of each Fund as well as selected measures of general stock and bond market returns. The Consumer Price Index (CPI) is also shown to illustrate the impact inflation has on investment returns.

     The historical figures for the Equity Growth Fund begin
January 1, 1994.  The Bond Fund's investment objectives changed on
March 9, 1999.  The historical figures reflect the past 10 years.
The figures for the life of the Balanced Fund reflect the past 10 years. The Retirement Income Fund figures begin on January 1, 1993, the start date for the Fund. Figures for the Cornerstone Stock Fund begin on December 17, 1998, the start date for the Fund.



The Equity Growth Fund in 2001

THE ADVANCE CAPITAL I EQUITY GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF SMALL AND MID-SIZED COMPANIES.

TOP FIVE INDUSTRIES
Computer Software        11.9%
Semiconductor             7.7%
Retail Store              7.0%
Broadcasting/Cable TV     6.4%
Financial Services        6.1%


     The Equity Growth Fund declined 15.4 percent in 2001 while the
S&P 400 Mid Cap Index declined 0.6 percent and the Lipper Mid Cap Growth Index declined 21.1 percent. The accompanying graph shows the cumulative performance of the Equity Growth Fund, the Lipper Mid Cap Growth Index, the S&P 400 Mid Cap Index and the Consumer Price Index (CPI) since the beginning of 1994.

     The precipitous drop in economic growth throughout the year weighed heavily on equity securities. Since the second half of 2000, the Gross Domestic Product (GDP) has expanded by less than 2 percent each quarter.
GDP declined 1.1 percent in the third quarter, which prompted the National Bureau of Economic Research to officially declare the economy in a recession since March 2001. As growth slipped during the year, the Federal Reserve Board aggressively lowered short term interest rates. The benchmark Fed Funds rate, which began the year at six percent, ended the year at just under two percent. Although short term interest rates hit a 40-year low, the effort to stimulate growth by the Fed has done little to curb the economic slide or entice business to utilize cheap capital for expansion.

     Technology remained one of the hardest hit and most discussed sectors during the year. The bursting of the technology bubble since early 2000 has sapped demand for the majority of technology based products, especially data, voice and broadband capacity. Many promising business ventures, once able to obtain quick capital to build fiber networks, faced a very different environment in 2001. The industry became saturated with retail supply while consumer and business demand weakened. As a result, retail prices collapsed along with the stock price for many wire-line companies. Facing a mountain of debt, very little access to new capital and a weak pricing environment forced industry consolidation and bankruptcies in this sector. The flow-through effect depressed demand in other technology sectors such as computer networking equipment, fiber optic components and peripheral equipment.

     For the year, the NASDAQ Composite Telecommunication Index fell
50 percent while the Computer Index was off about 20 percent. While technology languished, finance, bank and transportation stocks were the top performers in the mid cap growth sector. The Equity Growth Fund remained diversified between industries and issuers during the turbulent market. The flexibility of the Fund to take advantage of market conditions produced a total return for the year that was better than the category average.

     Today, the recession has added significant volatility and pressure to the equity markets. After dropping almost 20 percent immediately after the terrorist attacks on September 11, stock indices have recouped most of the post-attack losses. The attacks, however, have left investors with a great deal of uncertainty in the direction of the economy. Rising unemployment, stagnating manufacturing and fickle consumer spending suggest continued poor corporate earnings and below average stock returns. On the other hand, a low interest rate environment combined with falling taxes should eventually ignite consumer and business spending. The latter scenario would bode well for higher economic growth and rising stock values. The Equity Growth Fund's diversified structure and prudent management style should prove beneficial as market sentiment vacillates.


[EDGAR REFERENCE - LIPPER MID CAP GROWTH, EQUITY GROWTH, S & P 400 MID CAP AND CPI INDEX LINE CHART FOR 1994-2001]




     AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

                                 PAST 1         PAST 5         LIFE OF
                                  YEAR           YEARS           FUND
                                --------       --------        --------
Equity Growth Fund *            -15.41%         13.22%          14.23%
S&P 400 Mid Cap Index            -0.60%         15.96%          15.40%
Lipper Mid Cap Growth Index     -21.10%          7.63%          10.85%
Consumer Price Index (CPI)        1.55%          2.18%           2.42%

Past performance should not be used to attempt to predict future performance.

*The investment objectives and policies of the Equity Growth Fund were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time. The Life of Fund figures reflect results since that change.

The Bond Fund in 2001


THE ADVANCE CAPITAL I BOND FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME AND PRESERVATION OF CAPITAL BY INVESTING AT LEAST 80 PERCENT IN CORPORATE OR U.S. GOVERNMENT BONDS AND AS MUCH AS 45 PERCENT IN LOWER-RATED HIGH-YIELDING INSTRUMENTS.

       AS OF 12/31/01

Average Maturity           13 Years
Average Quality                 BBB
Average Duration          7.4 Years
Size                   $114 Million


     The Bond Fund returned 8.9 percent for the year, compared to the Lipper BBB Bond Index which returned 7.5 percent. The Bond Fund's return represents 7.2 percent from income distributed to shareholders and a 1.7 percent increase in share price. The accompanying graph shows the cumulative performance of the Bond Fund, the Lipper BBB-Rated Fund Index and the Consumer Price Index (CPI) since the Fund changed investment objectives on March 9, 1999.

     The fixed income market benefited from declining U.S. economic growth and an overall weakness in equity securities. As the year progressed, mounting evidence suggested the U.S. economy was headed for a recession. Bloated corporate inventories combined with weak end-user demand forced manufacturers to lay off thousands of workers to reduce operating expenses and conserve cash. The unemployment rate, which hit a low of 3.9 percent in April 2000, surged to almost 6 percent by year end 2001. Rising fear of additional corporate layoffs led consumers to curb their spending habits which further dampened economic growth. As consumer demand eased, manufacturing activity continued to slide. Through December, manufacturing activity had declined in 13 of the previous 14 months, which marked the longest streak since the early 1980s.

     As the wheels came off the economy and the stock market sank to new lows, the Fed attempted to revive economic activity by cutting interest rates 11 times in 12 months. This unprecedented action pushed the Fed Funds rate from a high of 6 percent in January to 1.75 percent by December. So far, these low rates have not produced the desired impact on economic growth.
Corporations remain hesitant to increase debt to fund new projects or expand operations in a languishing economy. In addition, confidence among corporate executives has eroded after well-publicized corporate bankruptcies from Enron and Kmart.

     In the declining interest rate environment, most fixed income securities prospered. For the year, high quality investment grade bonds and top tier high yield bonds were the best performers. Lower rated high yield bonds suffered a bit from a lack of investor confidence as many lowered rated telecommunication companies went bankrupt. For the year, the Lipper A-Rated Bond Fund Index returned 7.8 percent while the Lipper High Yield Index, which includes weaker rated credits, declined about 1 percent. Thirty year Treasury Bonds returned, on average, about 3.6 percent for the year amid tremendous market volatility.

     Looking ahead, both the Consumer Price Index and Producer Price Index indicate minimal inflationary pressures on the economic horizon. A competitive business environment has kept a lid on prices while consumer demand is relatively steady. The potential stimulative impact of lower income taxes and record low interest rates, however, could potentially revive inflation and growth in the latter half of 2002. This possibility sent the treasury market into a tailspin late last year. The 30 year treasury bond yield dove to 4.8 percent in mid November, snapped back to 5.6 percent in early December, then sank to 5.4 percent by year end. If significant economic growth returns, inflation will most likely increase. In a rising interest rate environment, longer maturing investment grade bonds would suffer while high yield bonds should perform better.

     The Bond Fund remains diversified with over 150 issues split between 12 separate industry categories. During the year, the portfolio manager invested in mortgage-backed securities as a defensive measure against volatile interest rates. The high yield portion of the Fund continues to focus on better quality names which are leaders in their industry. Although the high yield telecommunication industry was one of the worst performing sectors last year, the Bond Fund held only a few troubled names in this sector. At December 31, the Bond Fund held approximately 24 percent of its assets in high yield bonds, 70 percent in investment grade bonds and 6 percent in mortgage-backed securities. The overall maturity of the Fund is about 13 years and average quality is BBB. If inflation perks up or economic growth continues to slide, the Fund's allocation of long investment grade bonds along with better quality high yield bonds should continue to produce stable income and a competitive investment return.



[EDGAR REFERENCE - LIPPER BBB, BOND FUND AND CPI INDEX LINE CHART
FOR 1999-2001]



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

                                PAST 1          PAST 5           PAST 10
                                 YEAR            YEARS            YEARS
                                -----           ------           --------
Bond Fund *                     8.87%            5.84%             6.44%
Lipper BBB-Rated Fund Index     7.45%            6.02%             6.92%
Consumer Price Index (CPI)      1.55%            2.18%             2.51%


Past performance should not be used to attempt to predict future performance.

* The investment objectives of the Bond Fund changed on March 9, 1999 by a majority vote of outstanding shares. Returns for Past 5 Years and Past 10 Years incorporate prior investment objectives.

THE BALANCED FUND IN 2001


THE ADVANCE CAPITAL I BALANCED FUND SEEKS TO PROVIDE CAPITAL APPRECIATION, CURRENT INCOME AND PRESERVATION OF CAPITAL BY INVESTING IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND BONDS.



           AS OF 12/31/01

Bonds                           38%
Small Stocks                    22%
Large Stocks                    40%
Size                   $233 Million

	The Balanced Fund decreased 1.6 percent in 2001 while the Lipper Balanced Index decreased 3.2 percent. The accompanying graph illustrates the cumulative performance of the Balanced Fund, the Lipper Balanced Index and the Consumer Price Index (CPI) since December 31, 1991. The investment objectives and policies of the Fund were changed at the end of 1993 and
T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time.

	March 2001 marked the official end to the longest economic expansion on record. After more than a decade of persistent growth, the economy finally succumbed to weak corporate earnings, the fallout from the bursting of the tech bubble and the terrorist attacks last September. As the year began, investors were slightly optimistic that the worst of the technology rout would soon be over and stocks would rebound. The Fed's decision to lower short term interest rates in early January fed investors' suspicion, sparking a mini stock market rally. As the first quarter unfolded, however, many companies announced weak earnings and, more importantly, there were no clear signs of a turnaround in corporate earnings. This news shook investors' confidence and stocks declined through the summer. Most major stock indexes, which had already declined 15 to 20 percent during the year, fell by another 20 percent immediately following the terrorist attacks. After reaching a bottom on September 21, both the S&P 500 and NASDAQ 100 rebounded to their pre-attack levels by the end of the year.
Almost every mid cap technology sector posted a negative return in 2001 while mid cap energy, cyclical and finance industries performed the best.

	As the economy slipped into a recession and stock values fell, the Fed aggressively lowered short term interest rates. After reducing rates
11 times in 12 months, the Fed's actions have yet to produce a measurable impact on economic growth. The Gross Domestic Product (GDP) was slightly positive in the second quarter before tumbling more than one percent in the third quarter. Unemployment which stood at 4 percent in December of 2000 rose to almost 6 percent by the end of 2001. Manufacturing activity remains weak and corporate profits are at their lowest level since the last recession. Although the economic malaise has crimped stock returns, fixed income securities have thrived. The combination of a decline in interest rates and investors shunning stocks kept fixed income securities in high demand. Although returns were positive, several high profile bankruptcies and troubled industries kept fixed income investors nervous. On the west coast, both Pacific Gas and Electric and Southern California Edison have been operating in bankruptcy since the California energy crisis became front page news at the end of 2000. The fall of Enron late last year marked the largest bankruptcy in U.S. History. Congress is investigating the financial disclosures, audit controls and off-balance sheet liabilities that led to its demise. The congressional hearings into Enron's operations will most likely lead to new regulations and financial disclosures for all U.S. corporations.

	Although the Balanced Fund return was negative for the year, it's mix of high quality bonds, large cap value stocks and mid cap growth stocks provided a bit of stability during treacherous equity markets. Most sectors of the fixed income market, particularly higher rated corporate bonds, returned positive results for the year. The Lipper A-Rated Bond Fund Index returned 7.8 percent, while the Lipper BBB-Index posted a 7.5 percent return. Long U.S. Treasury bond prices were volatile throughout the year due to shifting investor sentiment and the Treasury Department's announcement to discontinue issuing 30-year bonds. In general, declining interest rates combined with subdued economic growth led to a fertile environment for fixed income securities in 2001.

	Today, mixed signals suggest a slow economic recovery that may take longer to unfold than once thought. Equity investors are cautiously optimistic that the worst of the recession is over while bond investors are concerned about the possibility of rising inflation. Stocks have already rebounded from recent lows while U.S. Treasury and corporate bond yields remain volatile.
The Balanced Fund's mix of 40 percent high quality corporate bonds, 40 percent large cap value stocks and 20 percent mid cap growth stocks provides broad industry diversification and a unique asset mix for investors.


[EDGAR REFERENCE - LIPPER BALANCED, BALANCED FUND AND CPI INDEX LINE CHART FOR 1992-2001]



		AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

                                PAST 1          PAST 5          PAST 10
                                 YEAR            YEARS           YEARS
                                ------          ------          -------
Balanced Fund *                 -1.58%           9.88%            9.76%
Lipper Balanced Index           -3.24%           8.32%            9.72%
Consumer Price Index (CPI)       1.55%           2.18%            2.51%


Past performance should not be used to attempt to predict future performance.

*The investment objectives and policies of the Balanced Fund were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time. The figure for Past 10 Years incorporates prior investment objectives.

THE RETIREMENT INCOME FUND IN 2001




THE ADVANCE CAPITAL I RETIREMENT INCOME FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME BY INVESTING AT LEAST 65 PERCENT IN INVESTMENT GRADE CORPORATE AND U.S. GOVERNMENT BONDS AND AS MUCH AS 33 PERCENT IN LOWER-RATED HIGH-YIELDING INSTRUMENTS.


           AS OF 12/31/01

Average Maturity           14 Years
Average Quality                 BBB
Average Duration          7.7 Years
Size                  $200  Million



	The Retirement Income Fund increased 8.0 percent for the year while the Lipper BBB-Rated Fund Index returned 7.5 percent. The Retirement Income Fund's return was comprised of 7.4 percent from income distributed to shareholders and a 0.6 percent increase in share price. The accompanying graph shows the cumulative performance of the Retirement Income Fund, the Lipper BBB-Rated Fund Index and the Consumer Price Index (CPI) since
January 1993, the Fund's inception.

	After stellar economic growth throughout the 1990s and into 2000, the economy finally succumbed to mounting economic pressure and slipped into a recession in March 2001. Although several factors contributed to the weakening economy, perhaps the most profound has been the fallout from the bursting of the telecom bubble. When the bubble hit its apex, technology companies were projecting vigorous demand for the next few years. This led many companies to over-invest in new manufacturing plants, inventory and employees. When actual demand proved to be much lower, inventories piled up and manufacturing capacity went unused. To correct for over zealous estimates, companies were forced to write down inventory, adjust goodwill and retrench operations. The ripple effect of this action has touched many peripheral industries and contributed to the general slowdown in economic growth. The inventory buildup led to cutbacks in manufacturing and, in turn, forced the layoff of thousands of workers. The unemployment rate, which stood at 4 percent at the beginning of the year, rose to almost 6 percent by year end. As more people hit the unemployment lines, demand for durable goods and higher-end luxury items, steadily declined. The manufacturing slump, which began in 2000, has continued in 13 out of the last 14 months. This marks the longest downturn in manufacturing since the recession of the early 1980s.

	In response to the weakening economy, the Fed began a series of interest rate cuts in January 2001. Although rates are now the lowest in about 40 years, corporations remain hesitant to tack on additional debt for new projects in such a weak business climate. After the terrorist attacks it became clear that, in addition to low interest rates, more stimulus might be necessary to jump-start the economy. Members of Congress and the President, however, have yet to agree upon the right mix of initiatives to accomplish this goal. It now appears that politicians will remain grid locked on this issue longer than the current recession.

	The fertile combination of declining interest rates, weak economic growth and a general decline in demand for equity investments was the impetus for positive fixed income performance during the past year. Early in the year, high yield bonds rebounded on the expectation of a quick turnaround in economic growth and the prospect of lower interest rates. By midyear, however, it became clear that a recession was a strong possibility. Consequently, weaker rated high yield bonds, particularly those related to the telecommunication industry, tumbled in price. The better quality high yield bonds, although volatile in price throughout the year, returned between 8 and 11 percent for the full year. Long maturing U.S. Treasury bonds returned only about 3.6 percent amid tremendous volatility. For instance, the 30-year Treasury bond yield began the year at about 5.4 percent, then climbed to almost 6 percent by midyear. Immediately following the terrorist attacks it fell to about 5 percent, then finished the year at 5.6 percent. This movement marked one of the most volatile Treasury markets in recent memory.


	At the start of the year, the Retirement Income Fund held about 30 percent high yield and 70 percent investment grade bonds. In response to poor corporate earnings and a drastic increase in bond market volatility, a strategic decision was made to sell some lower yielding investment grade bonds along with weaker rated high yield bonds. The proceeds were invested in mortgage-backed securities. This shift in strategy provided some stability to the Fund as Treasury yields swung wildly and investors became a bit more risk averse.

	Today, the Retirement Income Fund holds approximately 26 percent in high yield bonds, 67 percent in medium to long dated investment grade corporate bonds and about 7 percent in mortgage-backed securities. The average quality remains BBB and average maturity is about 14 years. We continue to favor high yield bonds with substantial market liquidity, sound financial viability and companies that are leaders within their industry. The investment grade portion of the Fund remains focused on industry and quality diversification while maintaining a competitive yield.



[EDGAR REFERENCE - LIPPER BBB, RETIREMENT INCOME AND CPI INDEX LINE CHART FOR 1993-2001]



		AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

                                   PAST 1        PAST 5         LIFE OF
                                    YEAR          YEARS           FUND
                                   ------        ------         -------
Retirement Income Fund             7.95%         6.04%            7.13%
Lipper BBB-Rated Fund Index        7.45%         6.02%            6.79%
Consumer Price Index (CPI)         1.55%         2.18%            2.46%


Past performance should not be used to attempt to predict future performance.

THE CORNERSTONE STOCK FUND IN 2001



THE ADVANCE CAPITAL I CORNERSTONE STOCK FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF LARGE, WELL-ESTABLISHED COMPANIES.



   TOP FIVE HOLDINGS
        Microsoft
	  Intel
    General Electric
      Cisco Systems
       Exxon Mobil


	The Cornerstone Stock Fund declined 18.7 percent for the year compared to the S&P 500 Index which declined 11.9 percent and the NASDAQ 100 Index which declined 32.7 percent. The accompanying graph shows the cumulative performance of the Cornerstone Stock Fund, the S&P 500 Index and the Consumer Price Index
(CPI) since December 1998, the Fund's inception.

	The past year proved difficult for many large capitalized, high growth companies. The continued fallout from the collapse of the technology sector severely impacted both corporate earnings and investor sentiment. In early January 2001, the Fed began a series of interest rate cuts in an effort to ignite slowing economic growth. Typically, the prospect of declining interest rates is positive for stocks, especially early to mid-stage growth stocks.
In 2001, after an early rebound in equity values in January, investor fears of a deteriorating economy offset the usually positive impact of interest rate cuts and stock prices slid throughout the year. The devastating impact of the September 11 terrorist attacks dealt another blow to stocks and prices fell an additional 15 to 20 percent in the ensuing two weeks. Although most stock indices have since recouped the post-attack losses, investors remain nervous about near term economic growth and strength of corporate earnings.

	Although large cap growth stock values have declined for almost two years, some positive signs are developing to suggest the possibility of a slight turnaround for equities in the coming year. Low interest rates and declining energy prices should provide a monetary stimulus to both consumers and businesses. Further, a decline in federal income taxes in 2002 should provide an additional boost to consumer spending. If a meaningful economic stimulus package from Washington becomes a reality, it could provide additional tax relief for individual and businesses along with general spending increases. Finally, corporate restructuring of operating costs, which includes slashing bloated inventory and laying off thousands of employees, has progressed rapidly. In the absence of further economic deterioration, the combination of these positive fundamentals should provide a solid investment environment in the near future.

	Today, the Cornerstone Stock Fund's strategy remains focused on holding stocks in large, well-established companies with positive long term growth characteristics and leadership positions within their industries. Although large capitalized growth stock returns have languished since the spring of 2000, history has shown that, over extended investment periods, they perform well compared with other equity classes.

[EDGAR REFERENCE - S & P 500, CORNERSTONE STOCK AND CPI INDEX LINE CHART FOR 1999-2001]



	AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

                                    PAST 1            PAST 5          LIFE OF
                                     YEAR              YEARS            FUND
                                   --------          --------         --------
Cornerstone Stock                  -18.72%              N/A           -4.35%
S&P 500 Index                      -11.90%              N/A            0.49%
Consumer Price Index (CPI)           1.55%              N/A            2.53%



Past performance should not be used to attempt to predict future performance

			      ADVANCE CAPITAL I, INC.
			       FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


<CAPTION)
                                                                  EQUITY GROWTH
                                            ------------------------------------------------------

                                                              Years ended December 31
                                            ------------------------------------------------------

                                                2001       2000       1999       1998       1997
                                            ----------  ----------  ---------  ---------  --------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year. . . .    $27.13     $26.43     $20.05     $17.25     $14.72
                                            ----------  ----------  ---------  ---------  --------
Income (Loss) from investment operations
  Net investment loss . . . . . . . . . . .    (0.16)     (0.23)     (0.14)     (0.10)     (0.09)

  Net realized and unrealized gain (loss)
    on investments. . . . . . . . . . . . .    (4.02)      2.14      10.01       2.90       2.69
                                            ----------  ----------  ---------  ---------  --------
  Total from investment operations. . . . .    (4.18)      1.91       9.87       2.80       2.60
                                            ----------  ----------  ---------  ---------  --------

Less distributions
  Net investment income . . . . . . . . . .      0.00       0.00       0.00       0.00       0.00
                                            ----------  ----------  ---------  ---------  --------
  Net realized gain on investments. . . . .      0.00      (1.21)     (3.49)      0.00      (0.07)
                                            ----------  ----------  ---------  ---------  --------
  Total distributions . . . . . . . . . . .      0.00      (1.21)     (3.49)      0.00      (0.07)
                                            ----------  ----------  ---------  ---------  --------

Net asset value, end of year. . . . . . . .    $22.95     $27.13     $26.43     $20.05     $17.25
                                            ==========  ==========  =========  =========  ========


TOTAL RETURN. . . . . . . . . . . . . . . .   -15.41%      7.10%     50.14%     16.23%     17.68%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands). .  $126,970   $136,136   $114,515    $68,061    $54,332
  Ratio of expenses to average net assets .     1.00%      1.01%      1.02%      1.02%      1.07%
  Ratio of net investment loss
    to average net assets . . . . . . . . .    -0.69%     -0.76%     -0.63%     -0.58%     -0.58%
  Portfolio turnover rate . . . . . . . . .     9.43%     18.57%     36.49%     22.34%     20.53%







			 See Notes To Financial Statements

				ADVANCE CAPITAL I, INC.
			   FINANCIAL HIGHLIGHTS - CONTINUED
-------------------------------------------------------------------------------




<CAPTION)
                                                                       BOND
                                            ------------------------------------------------------

                                                              Years ended December 31
                                            ------------------------------------------------------

                                                2001       2000       1999       1998       1997
                                            ----------  ----------  ---------  ---------  --------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year. . . .     $9.52      $9.58     $10.62     $10.52     $10.37
                                            ----------  ----------  ---------  ---------  --------

Income from investment operations
  Net investment income . . . . . . . . . .      0.67       0.77       0.75       0.67       0.69

  Net realized and unrealized gain (loss)
    on investments  . . . . . . . . . . . .      0.16      (0.06)     (1.04)      0.15       0.24
                                            ----------  ----------  ---------  ---------  --------

  Total from investment operations. . . . .      0.83       0.71      (0.29)      0.82       0.93
                                            ----------  ----------  ---------  ---------  --------
Less distributions
  Net investment income . . . . . . . . . .    (0.67)     (0.77)     (0.75)     (0.67)     (0.69)

  Net realized gain on investments. . . . .      0.00       0.00       0.00      (0.05)     (0.09)
                                            ----------  ----------  ---------  ---------  --------
  Total distributions . . . . . . . . . . .    (0.67)     (0.77)     (0.75)     (0.72)     (0.78)
                                            ----------  ----------  ---------  ---------  --------
Net asset value, end of year. . . . . . . .     $9.68      $9.52      $9.58     $10.62     $10.52
                                            ==========  ==========  =========  =========  ========


TOTAL RETURN. . . . . . . . . . . . . . . .     8.87%      7.09%     -3.71%      8.12%      9.41%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands). .  $114,212    $68,053    $34,362     $3,746     $4,203
  Ratio of expenses to average net assets .     0.71%      0.70%      0.73%      0.52%      0.54%
  Ratio of net investment income to average
    net assets. . . . . . . . . . . . . . .     6.92%      7.55%      6.64%      6.35%      6.65%
  Portfolio turnover rate . . . . . . . . .    23.85%     14.88%     32.43%     11.56%     21.95%










			 See Notes To Financial Statements

				ADVANCE CAPITAL I, INC.
			   FINANCIAL HIGHLIGHTS - CONTINUED
-------------------------------------------------------------------------------



<CAPTION)

                                                                     BALANCED
                                            ------------------------------------------------------

                                                              Years ended December 31
                                            ------------------------------------------------------

                                                2001       2000       1999       1998       1997
                                            ----------  ----------  ---------  ---------  --------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year. . . .    $18.19     $17.02     $17.13     $15.69     $13.68
                                            ----------  ----------  ---------  ---------  --------

Income from investment operations
  Net investment income . . . . . . . . . .      0.52       0.52       0.51       0.48       0.45

  Net realized and unrealized gain (loss)
    on investments. . . . . . . . . . . . .    (0.81)      1.18       0.87       1.56       2.32
                                            ----------  ----------  ---------  ---------  --------

  Total from investment operations. . . . .    (0.29)      1.70       1.38       2.04       2.77
                                            ----------  ----------  ---------  ---------  --------

Less distributions
  Net investment income . . . . . . . . . .    (0.52)     (0.52)     (0.51)     (0.48)     (0.45)

  Net realized gain on investments. . . . .      0.00      (0.01)     (0.98)     (0.12)     (0.31)
                                            ----------  ----------  ---------  ---------  --------

  Total distributions . . . . . . . . . . .    (0.52)     (0.53)     (1.49)     (0.60)     (0.76)
                                            ----------  ----------  ---------  ---------  --------

Net asset value, end of year. . . . . . . .    $17.38     $18.19     $17.02     $17.13     $15.69
                                            ==========  ==========  =========  =========  ========


TOTAL RETURN. . . . . . . . . . . . . . . .    -1.58%     10.13%      8.37%     13.15%     20.50%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands). .  $232,991   $207,677   $169,216   $125,883    $99,421
  Ratio of expenses to average net assets .     0.98%      1.00%      1.03%      1.01%      1.04%
  Ratio of net investment income to average
    net assets. . . . . . . . . . . . . . .     2.97%      2.97%      2.97%      2.92%      3.02%
  Portfolio turnover rate . . . . . . . . .    12.23%     10.26%     23.76%     11.04%     10.13%







			 See Notes To Financial Statements

				ADVANCE CAPITAL I, INC.
			   FINANCIAL HIGHLIGHTS - CONTINUED
-------------------------------------------------------------------------------




<CAPTION)


                                                                RETIREMENT INCOME
                                            ------------------------------------------------------

                                                              Years ended December 31
                                            ------------------------------------------------------

                                                2001       2000       1999       1998       1997
                                            ----------  ----------  ---------  ---------  --------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year. . . .    $9.50      $9.61     $10.56     $10.65     $10.20
                                            ----------  ----------  ---------  ---------  --------

Income from investment operations
  Net investment income . . . . . . . . . .     0.68       0.71       0.71       0.73       0.74

  Net realized and unrealized gain (loss)
    on investments. . . . . . . . . . . . .     0.06      (0.11)     (0.95)     (0.08)      0.45
                                            ----------  ----------  ---------  ---------  --------

  Total from investment operations. . . . .     0.74       0.60      (0.24)      0.65       1.19
                                            ----------  ----------  ---------  ---------  --------

Less distributions
  Net investment income . . . . . . . . . .   (0.68)     (0.71)     (0.71)     (0.73)     (0.74)

  Net realized gain on investments. . . . .     0.00       0.00       0.00      (0.01)      0.00
                                            ----------  ----------  ---------  ---------  --------

  Total distributions . . . . . . . . . . .   (0.68)     (0.71)     (0.71)     (0.74)     (0.74)
                                            ----------  ----------  ---------  ---------  --------

Net asset value, end of year. . . . . . . .    $9.56      $9.50      $9.61     $10.56     $10.65
                                            ==========  ==========  =========  =========  ========


TOTAL RETURN. . . . . . . . . . . . . . . .    7.95%      6.59%     -2.33%      6.33%     12.20%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands). . $200,346   $203,897   $209,791   $221,221   $200,511
  Ratio of expenses to average net assets .    0.80%      0.79%      0.81%      0.79%      0.82%
  Ratio of net investment income to average
    net assets. . . . . . . . . . . . . . .    7.06%      7.53%      7.06%      6.87%      7.21%
  Portfolio turnover rate . . . . . . . . .   30.76%     19.62%     17.89%     19.52%     16.60%









			 See Notes To Financial Statements

				ADVANCE CAPITAL I, INC.
			   FINANCIAL HIGHLIGHTS - CONTINUED
-------------------------------------------------------------------------------



<CAPTION)


                                                                 CORNERSTONE
                                                                    STOCK
                                            ---------------------------------------------------

                                                                   	          Partial Year
                                                   Years ended December 31           Ended *
                                            ---------------------------------------------------

                                                2001          2000       1999     Dec. 31, 1998
                                            ------------  -----------  ---------  -------------
SELECTED PER-SHARE DATA
  Net asset value, beginning of period. . .    $10.72       $13.55       $10.46       $10.00
                                            ------------  -----------  ---------  -------------

Income from investment operations
  Net investment income . . . . . . . . . .      0.01         0.02         0.01         0.00

  Net realized and unrealized gain (loss)
    on investments. . . . . . . . . . . . .    (2.02)       (2.83)         3.09         0.46
                                            ------------  -----------  ---------  -------------

  Total from investment operations. . . . .    (2.01)       (2.81)         3.10         0.46
                                            ------------  -----------  ---------  -------------
Less distributions
  Net investment income . . . . . . . . . .    (0.01)       (0.02)       (0.01)         0.00

  Net realized gain on investments. . . . .      0.00         0.00         0.00         0.00
                                            ------------  -----------  ---------  -------------

  Total distributions . . . . . . . . . . .    (0.01)       (0.02)       (0.01)         0.00
                                            ------------  -----------  ---------  -------------

Net asset value, end of period. . . . . . .     $8.70       $10.72       $13.55       $10.46
                                            ============  ===========  =========  =============


TOTAL RETURN. . . . . . . . . . . . . . . .   -18.72%      -20.77%       29.62%        4.60%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands).   $62,266      $62,590      $52,356       $7,316
  Ratio of expenses to average net assets .     0.72%        0.71%        0.77%        0.66%**
  Ratio of net investment income to average
    net assets. . . . . . . . . . . . . . .     0.16%        0.14%        0.11%        1.20%**
  Portfolio turnover rate . . . . . . . . .     4.01%       13.21%        7.62%        0.00%


*  From December 17, 1998 (commencement of operations) to December 31, 1998.
** Annualized








			 See Notes To Financial Statements

                ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
-------------------------------------------------------------------------------


                                                                     MARKET
               COMMON STOCK                            SHARES         VALUE
---------------------------------------------------   ---------  --------------
ADVERTISING - 2.6%
  Catalina Marketing Corporation*                       13,000   $     451,100
  Harte-Hanks, Inc.                                     18,700         526,779
  Interpublic Group of Companies, Inc.                  22,080         652,243
  Lamar Advertising Company*                            14,500         613,930
  Omnicom Group, Inc.                                    5,000         446,750
  WPP Group PLC - ADR                                   14,185         764,572

APPAREL - 1.8%
  Cintas Corporation                                    21,900       1,059,741
  Coach Inc.                                            13,000         506,740
  Gucci Group NV - ADR                                   8,000         679,200

BANK - 3.9%
  Boston Private Financial Holding                      17,500         386,225
  City National Corporation                              9,000         421,650
  Community First Bankshares, Inc.                      26,000         667,940
  Investors Financial Services Corp.                    14,500         960,045
  Northern Trust Corporation                            11,200         674,464
  Silicon Valley Bancshares*                            20,000         534,600
  State Street Corporation                              12,200         637,450
  Synovus Financial Corporation                         16,500         413,325
  UCBH Holdings, Inc.                                   15,000         426,600

BIOTECHNOLOGY - 4.3%
  Amgen, Inc.*                                           5,000         282,200
  Applera Corp.-Celera Genomics Group*                   6,000         160,140
  Biogen, Inc.*                                          4,300         246,605
  Genzyme Corporation*                                   7,500         448,950
  Human Genome Sciences, Inc.*                          15,800         532,776
  Idec Pharmaceuticals Corporation*                     18,000       1,240,740
  Immunex Corporation*                                  16,200         448,902
  Incyte Genomics, Inc.*                                12,000         234,720
  Invitrogen Corporation*                                8,200         507,826
  Millennium Pharmaceuticals, Inc.*                     24,000         588,240
  Protein Design Labs, Inc.*                            24,000         790,320

BROADCASTING / CABLE TV - 6.4%
  Clear Channel Communications*                         16,000         814,560
  Cox Radio, Inc.-Class A                                7,500         191,100
  Emmis Communications Corporation*                     18,000         425,520
  Entercom Communications Corporation*                  16,000         800,000
  Gemstar-TV Guide International, Inc.*                 19,000         526,300
  Hispanic Broadcasting Corporation*                    22,200         566,100
  Radio One, Inc. - Class A*                            35,500         655,685
  Radio One, Inc. - Class D*                            16,000         288,160
  Regent Communications, Inc.*                          47,500         320,625
  Salem Communications Corp. - Class A*                 22,000         506,000
  Spanish Broadcasting Systems-Class A                  43,500         430,215
  Univision Communications, Inc.*                       19,200         776,832
  USA Networks, Inc.*                                   31,500         860,265
  Viacom, Inc. - Class B*                               13,486         595,407
  Westwood One, Inc.*                                   13,500         405,675

BUILDING MATERIALS - 0.4%
  Insituform Technologies, Inc. - Class A*              17,500         447,650

CHEMICAL - 1.3%
  Ecolab, Inc.                                          20,000         805,000
  Valspar Corporation                                   15,800         625,680
  Symyx Technologies, Inc.*                             12,200         259,128

COMPUTER & PERIPHERALS - 1.6%
  Brocade Communications Systems*                       14,500         480,240
  Diebold, Inc.                                          9,500         384,180
  Lexmark International, Inc.                            5,000         295,000
  Synopsys, Inc.*                                        6,400         378,048
  VERITAS Software Corporation*                         10,250         459,405

COMPUTER SOFTWARE & SERVICES - 11.9%
  Adobe Systems, Inc.                                   19,000         589,950
  Affiliated Computer Services, Inc.*                    8,000         849,040
  BARRA, Inc.*                                          10,500         494,445






			See Notes To Financial Statements

                ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
-------------------------------------------------------------------------------




                                                                     MARKET
               COMMON STOCK                            SHARES         VALUE
---------------------------------------------------   ---------  --------------
COMPUTER SOFTWARE & SERVICES - 11.9% (CONTINUED)
  BEA Systems, Inc.*                                    14,500   $     223,445
  BISYS Group, Inc. (The)*                              21,000       1,343,790
  BMC Software, Inc.*                                   15,700         257,009
  Cadence Design Systems, Inc.*                         13,000         284,960
  Certegy, Inc.                                          9,100         311,402
  Check Point Software Tech. Ltd.* - ADR                19,500         777,855
  Choicepoint, Inc.*                                    18,750         950,438
  CNET Networks, Inc.*                                  13,000         116,610
  DST Systems, Inc.*                                    11,200         558,320
  Electronic Arts, Inc.*                                13,000         779,350
  FactSet Research Systems, Inc.                        15,000         524,250
  Fiserve, Inc.*                                        12,000         507,840
  IMS Health Incorporated                               31,000         604,810
  Informatica Corporation*                              14,500         210,395
  Internet Security Systems, Inc.*                       8,000         256,480
  Interwoven, Inc.*                                      6,000          58,440
  Intuit, Inc.*                                         16,600         709,816
  Keane, Inc.                                            9,000         162,270
  Mercury Interactive Corporation*                      14,000         475,720
  Micromuse, Inc.*                                      10,000         150,000
  National Instruments Corporation*                      9,500         355,870
  NetIQ Corporation*                                     7,872         277,567
  Oracle Corporation*                                   14,000         193,340
  Peregrine Systems, Inc.*                              21,500         318,845
  SEI Investments Company                               33,000       1,488,630
  Siebel Systems, Inc.*                                 12,000         335,760
  SunGard Data Systems, Inc.*                           21,000         607,530
  Wind River Systems, Inc.*                             16,000         286,560

DIVERSIFIED - 0.8%
  Danaher Corporation                                    5,000         301,550
  ITT Industries, Inc.                                   1,500          75,750
  Roper Industries, Inc.                                12,500         618,750

ELECTRIC & GAS UTILITIES - 0.2%
  Calpine Corporation*                                  16,000         268,640

ELECTRICAL EQUIPMENT - 0.6%
  Littlefuse, Inc.*                                     15,500         406,720
  Molex, Inc.                                           15,276         413,216

ELECTRONICS - 3.5%
  Applera Corp-Applied Biosystems Group                 10,000         392,700
  Flextronics International Ltd.* - ADR                 16,000         383,840
  Jabil Circuit, Inc.*                                  11,000         249,920
  Mettler-Toledo International                           5,000         259,250
  Micrel, Inc.*                                         16,500         432,795
  Sanmina Corporation*                                  37,920         754,608
  Symbol Technologies, Inc.                             33,664         534,584
  Technitrol, Inc.                                      23,000         635,260
  Waters Corporation*                                   19,200         744,000

FINANCIAL SERVICES - 6.1%
  Amvescap PLC - ADR                                    21,250         616,675
  Capital One Financial Corporation                      5,100         275,145
  Concord EFS, Inc.*                                    43,000       1,409,540
  Eaton Vance Corporation                               24,400         867,420
  Federated Investors, Inc.                             31,500       1,004,220
  Franklin Resources, Inc.                              20,300         715,981
  Instinet Group, Inc.                                   4,000          40,200
  Moody's Corporation                                   20,500         817,130
  Neuberger Berman, Inc.                                10,000         439,000
  Paychex, Inc.                                         15,187         532,152
  Stilwell Financial, Inc.                              15,000         408,300
  Waddell & Reed Financial, Inc.                        20,250         652,050

FOOD PROCESSING - 0.5%
  Tootsie Roll Industries, Inc.                         16,736         654,043

HOMEBUILDING - 0.5%
  Lennar Corporation                                    12,600         589,932

HOTEL/GAMING - 0.3%
  Marriott International-Class A                        10,000         406,500






			See Notes To Financial Statements

                ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
-------------------------------------------------------------------------------



                                                                     MARKET
               COMMON STOCK                            SHARES         VALUE
---------------------------------------------------   ---------  --------------
INDUSTRIAL SERVICES - 4.7%
  Apollo Group, Inc.*                                   28,125   $   1,265,906
  DeVry, Inc.*                                          26,000         739,700
  Equifax, Inc.                                         19,200         463,680
  F.Y.I., Inc.*                                         17,000         569,500
  Iron Mountain, Inc.*                                  12,000         525,600
  ITT Educational Services, Inc.*                       16,500         608,355
  Manpower, Inc.                                        16,000         539,360
  Robert Half International, Inc.*                      24,500         654,150
  Viad Corporation                                      18,100         428,608

INSURANCE - 2.9%
  Ambac Financial Group, Inc.                           14,550         841,863
  Gallagher, Arthur J. & Co.                            16,500         569,085
  Radian Group, Inc.                                    21,000         901,950
  The PMI Group, Inc.                                   10,000         670,100
  Triad Guaranty, Inc.*                                 17,000         616,590

INTERNET - 2.6%
  eBay, Inc.*                                           16,000       1,070,400
  Macromedia, Inc.*                                      8,000         142,400
  Netegrity, Inc,                                        3,000          58,080
  Openwave Systems, Inc.*                               10,000          97,900
  Symantec Corporation*                                 11,800         782,694
  TMP Worldwide, Inc.*                                  13,500         579,150
  VeriSign, Inc.*                                       13,000         494,520
  webMethods, Inc.*                                      6,500         108,940

MACHINERY - 1.0%
  Cognex Corporation*                                   11,000         281,710
  Donaldson Company, Inc.                               16,600         644,744
  IDEX Corporation                                       9,500         327,750

MEDICAL SERVICES - 2.7%
  Anthem, Inc,                                           5,450         269,775
  Laboratory Corp. of America Holdings*                  7,200         582,120
  Lincare Holdings, Inc.*                               19,200         550,080
  Quest Diagnostics, Inc.*                              13,000         932,230
  Renal Care Group, Inc,                                13,500         433,350
  Wellpoint Health Networks, Inc.*                       5,500         642,675

MEDICAL SUPPLIES - 4.8%
  Apogent Technologies, Inc.*                           17,000         438,600
  ArthroCare Corporation*                               21,500         385,495
  Biomet, Inc.                                          31,275         966,398
  Cytec Corporation                                     16,000         417,600
  Guidant Corporation*                                  17,000         846,600
  Medtronic, Inc.                                        8,000         409,680
  Patterson Dental Company                              10,500         429,765
  ResMed, Inc.*                                         10,000         539,200
  Stryker Corporation                                   12,500         729,625
  St. Jude Medical, Inc.                                 6,500         504,725
  Techne Corporation*                                   12,000         442,200

OFFICE EQUIPMENT & SUPPLIES - 0.2%
  Avery Dennison Corporation                             6,700         378,751

OILFIELD SERVICES - 2.3%
  BJ Services Company*                                  28,000         908,600
  Cooper Cameron Corporation*                           10,400         419,744
  Diamond Offshore Drilling                             11,000         334,400
  Smith International, Inc.*                            12,800         686,336
  Weatherford International, Inc.*                      12,335         459,602

PACKAGING & CONTAINER - 0.5%
  Sealed Air Corporation*                               14,900         608,218

PETROLEUM - 0.9%
  Apache Corporation                                    13,200         658,416
  Devon Energy Corporation                              11,500         444,475



			See Notes To Financial Statements

                ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
-------------------------------------------------------------------------------




                                                                     MARKET
               COMMON STOCK                            SHARES         VALUE
---------------------------------------------------   ---------  --------------
PHARMECUTICAL - 4.9%
  Abgenix, Inc.*                                         7,000   $     235,480
  Allergan, Inc.                                         7,000         525,350
  Cardinal Health, Inc.                                  9,280         600,045
  Cephalon, Inc.*                                        6,900         521,537
  Elan Corporation PLC* - ADR                           10,400         468,624
  Express Scripts, Inc.*                                23,000       1,075,480
  Forest Laboratories, Inc.*                             4,500         368,775
  Gilead Sciences, Inc.*                                12,200         801,784
  MedImmune, Inc.*                                      15,000         695,250
  QLT, Inc.*                                             8,000         203,280
  Shire Pharmaceuticals PLC* - ADR                      19,282         705,721
  Vertex Pharmaceuticals, Inc.                           5,270         129,589

PRECISION INSTRUMENT - 0.8%
  CUNO Incorporated*                                    15,500         472,750
  Dionex Corporation*                                    8,500         216,835
  Parker-Hannifin Corporation                            6,000         275,460

PRINTING - 0.4%
  Valassis Communications, Inc.*                        17,000         605,540

PUBLISHING - 0.4%
  Meredith Corporation                                  14,000         499,100

REAL ESTATE INVESTMENT MANAGEMENT - 1.4%
  Jones Lang LaSalle, Inc.*                             28,500         514,425
  Security Capital Group, Inc. - Class B*               33,300         844,821
  Trammell Crow Company*                                32,200         376,740

RECREATION - 1.2%
  Carnival Corporation                                   9,000         252,720
  Harley-Davidson, Inc.                                 15,000         814,650
  Sabre Holdings Corporation*                           10,500         444,675

RESTAURANT - 0.5%
  Starbucks Corporation*                                32,400         617,220

RETAIL STORE - 7.0%
  Bed Bath & Beyond, Inc.*                              28,000         949,200
  BJ's Wholesale Club, Inc.*                            11,000         485,100
  CDW Computer Centers, Inc.*                           10,000         537,100
  CVS Corporation                                        9,000         266,400
  Dollar General Corporation                            36,926         550,197
  Dollar Tree Stores, Inc.*                             18,750         579,563
  Family Dollar Stores                                  27,000         809,460
  Kohl's Corporation*                                    6,600         464,904
  Ross Stores, Inc.                                     30,500         978,440
  Staples, Inc.*                                        10,500         196,350
  Men's Wearhouse, Inc. (The)*                          14,225         293,746
  Tiffany & Company                                     28,000         881,160
  TJX Companies, Inc.                                   28,700       1,143,982
  Williams-Sonoma, Inc.*                                18,000         772,200

SECURITIES BROKERAGE - 2.4%
  Charles Schwab Corporation                            37,011         572,560
  Investment Technology Group, Inc.                     20,166         787,886
  LaBranche & Co, Inc.*                                 18,000         620,280
  Legg Mason, Inc.                                      13,000         649,740
  Raymond James Financial, Inc.                         13,125         466,200

SEMICONDUCTOR - 7.7%
  Altera Corporation*                                   27,200         577,184
  Analog Devices, Inc.*                                 17,000         754,630
  Applied Micro Circuits Corporation*                   30,000         339,600
  Broadcom Corporation*                                 11,500         471,270
  Cree, Inc.*                                            9,000         265,140
  KLA-Tencor Corporation*                               13,600         674,016
  Lam Research Corporation*                              7,000         162,540
  Lattice Semiconductor Corporation*                    24,000         493,680





			See Notes To Financial Statements

                ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
-------------------------------------------------------------------------------





		COMMON STOCK AND                                     MARKET
	       REPURCHASE AGREEMENT                     SHARES        VALUE
---------------------------------------------------   ---------  --------------
SEMICONDUCTOR - 7.7% (CONTINUED)
  Linear Technology Corporation                         18,000   $     702,720
  Maxim Integrated Products, Inc.*                      24,772       1,300,778
  Microchip Technology, Inc.*                           16,705         647,152
  MIPS Technologies, Inc. - Class B*                    11,500          91,770
  National Semiconductor Corp.*                          9,500         292,505
  Nvidia Corporation                                     9,000         602,100
  PMC-Sierra, Inc.*                                      9,000         191,340
  QLogic Corporation*                                    6,000         267,060
  Semtech Corporation*                                  15,000         535,350
  Teradyne, Inc.*                                       11,200         337,568
  Triquint Semiconductor, Inc.                           8,054          98,742
  Vitesse Semiconductor Corporation*                    15,000         186,900
  Xilinx, Inc.*                                         21,200         827,860

TELECOMMUNICATIONS EQUIPMENT - 1.3%
  Comverse Technology, Inc.*                            13,500         301,995
  Finisar Corporation*                                  13,500         137,295
  JDS Uniphase Corporation*                             24,920         217,552
  Network Appliance, Inc.*                              16,000         349,920
  Newport Corporation                                    5,000          96,400
  RF Micro Devices, Inc.*                                8,000         153,840
  SBA Communications Corporation*                       12,000         156,240
  Scientific-Atlanta, Inc.                               7,500         179,550

TELECOMMUNICATIONS SERVICE - 0.4%
  Western Wireless Corporation*                         16,000         452,000

TOYS - 0.4%
  Mattel, Inc.                                          27,625         475,150

TRANSPORT SERVICES - 1.7%
  C.H. Robinson Worldwide, Inc.                         17,500         506,013
  EGL, Inc.*                                             7,000          97,650
  Expeditors International of Washington, Inc.          17,200         979,540
  UTI Worldwide, Inc.                                   30,000         587,100
                                                                 --------------

TOTAL COMMON STOCK - 99.8%
  (Cost $88,537,143)                                               126,744,018

REPURCHASE AGREEMENT - 0.2%
  Fifth Third Bank Two Party Repurchase
  Agreement, 1.5%, due 12/31/01                                        235,503
                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES - 100.0%
  (Cost $88,772,645)                                             $ 126,979,521
                                                                 ==============





*Securities are non-income producing
ADR - American Depositary Receipt


			See Notes To Financial Statements

                      ADVANCE CAPITAL I, INC. - BOND FUND
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 2001
-------------------------------------------------------------------------------




                                                           S & P
                                                          CREDIT                                PRINCIPAL      MARKET
	     FIXED INCOME SECURITIES                      RATING      COUPON    MATURITY         AMOUNT         VALUE
----------------------------------------------------    ---------    --------  ----------    -------------  ------------
ADVERTISING - 0.7%
   News Corporation Ltd.                                 BB+           8.750    02/15/06     $   750,000    $     763,125

AEROSPACE / DEFENSE - 1.1%
   Goodrich (BF) Company                                 BBB+          6.800    02/01/18         250,000          216,193
   Goodrich (BF) Company                                 BBB+          6.450    04/15/08         500,000          482,571
   Lockheed Martin Corporation                           BBB-          7.650    05/01/16         500,000          544,095

AIR TRANSPORT - 0.7%
   Federal Express Corporation                           BBB+          8.760    05/22/15         750,000          801,563

AUTO PARTS - 1.2%
   Arvinmeritor, Inc.                                    BBB-          6.800    02/15/09         500,000          462,262
   TRW, Inc.                                             BBB           6.250    01/15/10       1,000,000          924,913

AUTO & TRUCK - 2.3%
   DaimlerChrysler NA Holdings                           BBB+          7.750    01/18/11         750,000          778,188
   Ford Motor Company                                    BBB+          6.500    08/01/18       1,000,000          851,755
   General Motors Corporation                            BBB+          7.700    04/15/16       1,000,000        1,011,848

BANK - 9.4%
   ABN AMRO Bank NV                                      AA-           7.300    12/01/26       1,000,000          989,140
   Bank One Corporation                                  A-            7.750    07/15/25       1,000,000        1,076,140
   Bank of America Corporation                           A             7.800    09/15/16       1,000,000        1,096,964
   Barclays Bank PLC                                     AA-           7.400    12/15/09       1,000,000        1,084,714
   Capital One Financial Corporation                     BB+           7.250    05/01/06         750,000          715,549
   Comerica Bank                                         A-            8.375    07/15/24         700,000          754,767
   Dresdner Bank - New York                              A+            7.250    09/15/15       1,000,000        1,048,645
   First Union Corporation                               A-            6.400    04/01/08         500,000          508,430
   MBNA America Bank, N.A.                               BBB+          7.750    09/15/05         500,000          518,043
   National City Corporation                             A-            6.875    05/15/19         750,000          734,171
   Royal Bank of Scotland PLC                            A             6.375    02/01/11       1,113,000        1,098,633
   Swiss Bank Corporation-NY                             AA            7.375    07/15/15       1,000,000        1,080,549

BEVERAGE - 0.9%
   Anheuser-Busch Companies, Inc.                        A+            7.125    07/01/17       1,000,000        1,043,712

BROADCASTING / CABLE TV - 3.6%
   Adelphia Communications                               B+            9.875    03/01/07         500,000          495,000
   Charter Communications Holdings LLC                   B+            8.625    04/01/09       1,000,000          960,000
   Clear Channel Communications                          BBB-          8.000    11/01/08         500,000          520,000
   Comcast Corporation                                   BBB           8.250    02/15/08         400,000          424,259
   Rogers Communications                                 BB-           8.875    07/15/07         750,000          761,250
   Time Warner, Inc.                                     BBB+          7.250    10/15/17       1,000,000        1,020,055





			    See Notes To Financial Statements

                      ADVANCE CAPITAL I, INC. - BOND FUND
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 2001
-------------------------------------------------------------------------------




                                                           S & P
                                                          CREDIT                                PRINCIPAL      MARKET
	     FIXED INCOME SECURITIES                      RATING      COUPON    MATURITY         AMOUNT         VALUE
----------------------------------------------------    ---------    --------  ----------    -------------  ------------
BUILDING MATERIALS - 0.4%
   American Standard, Inc.                               BB+           7.375    04/15/05     $   500,000    $     505,000

CHEMICAL - 0.6%
   Crompton Corporation                                  BBB-          7.750    04/01/23         200,000          159,439
   Union Carbide Corporation                             A             6.700    04/01/09         500,000          513,910

COMPUTER & PERIPHERALS - 2.3%
   Dell Computer Corporation                             BBB+          6.550    04/15/08         750,000          753,306
   IBM Corporation                                       A+            7.500    06/15/13         750,000          836,911
   Sun Microsystems, Inc.                                BBB+          7.650    08/15/09       1,000,000        1,015,057

COMPUTER SOFTWARE & SERVICES - 1.6%
   Computer Associates International, Inc.               BBB+          6.500    04/15/08         500,000          478,649
   Oracle Corporation                                    A-            6.910    02/15/07         550,000          585,609
   Unisys Corporation                                    BB+           8.125    06/01/06         750,000          746,250

DIVERSIFIED - 1.6%
   Norsk Hydro ASA                                       A             9.000    04/15/12         750,000          884,879
   Tyco International Group SA                           A             6.125    01/15/09       1,000,000          981,404

ELECTRIC & GAS UTILITIES - 12.1%
   AES Corporation                                       BB            9.375    09/15/10         500,000          445,000
   Alabama Power Company                                 A             7.450    07/01/23       1,000,000        1,013,532
   Calpine Corporation                                   BB+           7.625    04/15/06         750,000          674,377
   Carolina Power & Light Company                        BBB+          8.200    07/01/22         500,000          515,152
   Commonwealth Edison Company                           A-            8.500    07/15/22         750,000          760,795
   Dominion Resources, Inc.                              BBB+          8.125    06/15/10         750,000          826,380
   Duke Energy Corporation                               A+            7.375    03/01/10         750,000          796,940
   Duquesne Light Company                                BBB+          7.550    06/15/25         750,000          740,538
   Exelon Corporation                                    BBB+          6.750    05/01/11         750,000          760,133
   Florida Power Corporation                             BBB+          7.000    12/01/23         500,000          487,769
   Hydro-Quebec                                          AAA           8.400    01/15/22         300,000          357,045
   Jersey Central Power & Light Company                  BBB+          6.750    11/01/25         500,000          452,448
   Long Island Lighting Company                          A-            8.200    03/15/23         250,000          247,843
   Monongahela Power                                     A+            8.375    07/01/22         500,000          495,554
   New Century Energies, Inc.                            A             8.750    03/01/22         750,000          760,634
   Oklahoma Gas & Electric Company                       A-            7.300    10/15/25         850,000          852,377
   Potomac Edison Company                                A+            7.750    02/01/23          95,000           97,765
   Potomac Electric Power Company                        A-            7.375    09/15/25         500,000          503,211
   Public Service Electric & Gas                         A-            7.000    09/01/24       1,000,000          959,570
   Reliant Energy HL&P                                   BBB+          9.150    03/15/21         500,000          590,159
   TXU Corporation                                       BBB+          7.875    03/01/23         750,000          766,330
   Union Electric Company                                A+            8.750    12/01/21         750,000          778,442





			    See Notes To Financial Statements

                      ADVANCE CAPITAL I, INC. - BOND FUND
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 2001
-------------------------------------------------------------------------------


                                                           S & P
                                                          CREDIT                                PRINCIPAL      MARKET
	     FIXED INCOME SECURITIES                      RATING      COUPON    MATURITY         AMOUNT         VALUE
----------------------------------------------------    ---------    --------  ----------    -------------  ------------
ELECTRONICS - 1.2%
   Flextronics                                           BB-           9.875    07/01/10     $   800,000    $     840,000
   Koninklijke Philips Electronics N.V.                  A-            7.250    08/15/13         500,000          487,907

ENTERTAINMENT - 0.9%
   Viacom, Inc.                                          A-            7.500    07/15/23       1,000,000          987,946

FINANCIAL SERVICES - 6.8%
   Associates Corporation                                AA-           6.950    11/01/18       1,000,000        1,029,465
   Bear Stearns Companies, Inc.                          A             7.000    07/06/18         250,000          240,514
   Credit Suisse FB USA, Inc.                            AA-           6.125    11/15/11         750,000          732,033
   Goldman Sachs Group L.P.                              A+            6.650    05/15/09       1,000,000        1,019,691
   Household Finance Corporation                         A             6.375    08/01/10         750,000          729,154
   Morgan, J.P. & Company                                A+            6.250    01/15/09         650,000          655,771
   Santander Finance Issuances                           A             6.375    02/15/11         750,000          711,199
   SBC Communications Capital Corporation                AA-           7.000    07/01/15         750,000          798,014
   Sprint Capital Corporation                            BBB+          6.900    05/01/19         750,000          702,515
   Washington Mutual, Inc.                               BBB           8.250    04/01/10       1,000,000        1,106,960

FOOD PROCESSING - 1.4%
   Archer Daniels Midland Company                        A+            7.125    03/01/13       1,000,000        1,071,316
   Nabisco, Inc.                                         A             7.050    07/15/07         500,000          528,994

HOME BUILDING - 3.3%
   D.R. Horton, Inc.                                     BB            8.000    02/01/09         750,000          742,500
   KB Home                                               BB-           9.500    02/15/11         750,000          765,000
   MDC Holdings, Inc.                                    BB            8.375    02/01/08         750,000          757,500
   Standard Pacific Corporation                          BB            8.500    06/15/07         750,000          718,125
   Toll Corporation                                      BB+           8.125    02/01/09         750,000          742,500

HOTEL / GAMING - 4.8%
   Aztar Corp.                                           B+            9.000    02/15/02         750,000          772,500
   Harrah's Operating Company, Inc.                      BB+           7.875    12/15/05         750,000          778,125
   HMH Properties, Inc.                                  BB-           8.450    12/01/08         750,000          712,500
   Mandalay Resort Group                                 BB+           6.450    02/01/06         500,000          471,250
   MGM Mirage, Inc.                                      BBB-          6.750    08/01/07         750,000          716,926
   Park Place Entertainment                              BB+           7.875    12/15/05         525,000          523,031
   Starwood Hotels & Resorts                             BBB-          6.750    11/15/05         750,000          727,857
   Station Casinos, Inc.                                 B+            9.750    04/15/07         750,000          763,125

INDUSTRIAL SERVICES - 0.4%
   Coinmach Corporation                                  B            11.750    11/15/05         500,000          512,500







			    See Notes To Financial Statements

                      ADVANCE CAPITAL I, INC. - BOND FUND
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 2001
-------------------------------------------------------------------------------




                                                           S & P
                                                          CREDIT                                PRINCIPAL      MARKET
	     FIXED INCOME SECURITIES                      RATING      COUPON    MATURITY         AMOUNT         VALUE
----------------------------------------------------    ---------    --------  ----------    -------------  ------------
INSURANCE - 2.2%
   Allstate Corporation                                  A+            7.500    06/15/13     $   500,000    $     534,108
   CIGNA Corporation                                     A+            8.250    01/01/07         100,000          109,530
   CNA Financial Corporation                             BBB-          6.950    01/15/18         250,000          166,850
   Loews Corporation                                     AA-           6.750    12/15/06         750,000          763,696
   MBIA, Inc.                                            AA            9.375    02/15/11         750,000          883,475

MACHINERY - 0.6%
   Caterpillar, Inc.                                     A+            9.000    04/15/06         100,000          114,951
   Deere & Company                                       A             8.950    06/15/19         500,000          564,642

MEDICAL SERVICES - 1.4%
   HCA - The Healthcare Company                          BB+           8.750    09/01/10         750,000          810,000
   HEALTHSOUTH Corporation                               BB+          10.750    10/01/08         750,000          825,000

MEDICAL SUPPLIES - 0.4%
   Boston Scientific Corporation                         BBB           6.625    03/15/05         500,000          509,905

MORTGAGE-BACKED SECURITIES - 7.6%
   Ginnie Mae                                                          6.500    09/20/31       2,712,550        2,713,264
   Ginnie Mae                                                          6.500    08/20/31       3,899,150        3,900,176
   Ginnie Mae                                                          6.500    02/20/31       2,063,882        2,064,424

NATURAL GAS - 2.9%
   AmeriGas Partners, L.P.                               BB+          10.125    04/15/07         425,000          438,812
   ANR Pipeline Company                                  BBB+          9.625    11/01/21       1,000,000        1,159,717
   Columbia Energy Group                                 BBB           7.320    11/28/10         500,000          491,063
   Tennessee Gas Pipeline                                BBB+          7.500    04/01/17         500,000          476,117
   Williams Cos., Inc.                                   BBB           7.625    07/15/19         750,000          739,168

NEWSPAPER - 0.1%
   Knight-Ridder, Inc.                                   A             9.875    04/15/09          50,000           59,762

OILFIELD SERVICES - 4.0%
   Burlington Resources, Inc.                            BBB+          6.680    02/15/11         750,000          741,610
   Forest Oil Corp.                                      BB            8.000    06/15/08         750,000          753,750
   Noble Drilling Corporation                            A-            7.500    03/15/19       1,000,000          991,871
   Offshore Logistics, Inc.                              BB            7.875    01/15/08         550,000          526,625
   Parker Drilling Company                               B+            9.750    11/15/06         750,000          746,250
   Pride International, Inc.                             BB+           9.375    05/01/07         750,000          789,375

PAPER & FOREST PRODUCTS - 0.6%
   Weyerhaeuser Company                                  A-            6.950    08/01/17         700,000          696,088






			    See Notes To Financial Statements

                      ADVANCE CAPITAL I, INC. - BOND FUND
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 2001
-------------------------------------------------------------------------------




                                                           S & P
                                                          CREDIT                                PRINCIPAL      MARKET
	     FIXED INCOME SECURITIES                      RATING      COUPON    MATURITY         AMOUNT         VALUE
----------------------------------------------------    ---------    --------  ----------    -------------  ------------
PETROLEUM - 2.6%
   Kerr-McGee Corporation                                BBB           7.000    11/01/11     $   700,000    $     712,476
   Louisiana Land & Exploration Co.                      BBB+          7.650    12/01/23         750,000          745,339
   Magnum Hunter Resources, Inc.                         B            10.000    06/01/07         750,000          735,000
   Ocean Energy, Inc.                                    BB+           8.875    07/15/07         750,000          781,875

PRINTING - 0.7%
   Valassis Communications                               BBB-          6.625    01/15/09         750,000          747,887

PUBLISHING - 0.7%
   News America Holdings                                 BBB-          8.000    10/17/16         800,000          847,382

RAILROAD - 0.2%
   Burlington Northern Santa Fe                          BBB+          8.750    02/25/22         250,000          278,436

RECREATION - 0.4%
   Speedway Motorsports, Inc.                            B+            8.500    08/15/07         500,000          515,000

RENTAL AUTO / EQUIPMENT - 0.6%
   Hertz Corporation                                     BBB           6.625    05/15/08         750,000          720,307

RESTAURANT - 1.3%
   McDonald's Corp.                                      A             7.310    09/15/27         750,000          754,024
   Tricon Global Restaurants, Inc.                       BB            7.650    05/15/08         750,000          753,750

RETAIL STORE - 0.7%
   Michaels Stores, Inc.                                 BB            9.250    07/01/09         800,000          844,000

SECURITIES BROKERAGE - 1.6%
   Lehman Brothers Holdings, Inc.                        A             8.500    08/01/15         750,000          833,311
   Morgan Stanley Dean Witter                            NA            7.250    10/15/23       1,000,000          970,213

SEMICONDUCTOR - 0.9%
   Amkor Technology, Inc.                                B+            9.250    05/01/06         500,000          477,500
   Fairchild Semiconductor International, Inc.           B            10.375    10/01/07         500,000          521,250

STEEL - 0.7%
   AK Steel Corporation                                  BB            9.125    12/15/06         750,000          766,875

TELECOMMUNICATIONS SERVICE - 7.4%
   Ametek, Inc.                                          BBB           7.200    07/15/08         500,000          485,980
   AT&T Corporation                                      BBB+          8.125    07/15/24         750,000          747,939
   Bell Canada                                           A+            9.500    10/15/10         750,000          865,207
   COX Communications, Inc.                              BBB           6.400    08/01/08         700,000          703,815






			    See Notes To Financial Statements

                      ADVANCE CAPITAL I, INC. - BOND FUND
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 2001
-------------------------------------------------------------------------------




		FIXED INCOME SECURITIES                  S & P
		  PREFERRED STOCK AND                    CREDIT                                PRINCIPAL       MARKET
		 REPURCHASE AGREEMENT                    RATING       COUPON    MATURITY         AMOUNT         VALUE
----------------------------------------------------    ---------    --------  ----------    -------------  ------------
TELECOMMUNICATIONS SERVICE - 7.4% (CONTINUED)
   Deutsche Telekom International                        A-            8.000    06/15/10     $   750,000    $     820,792
   MasTec, Inc.                                          BBB-          7.750    02/01/08         750,000          626,250
   Motorola, Inc.                                        BBB+          7.625    11/15/10         500,000          492,412
   New York Telephone Company                            A+            7.250    02/15/24         500,000          483,867
   Qwest Communications International                    BBB+          7.500    11/01/08         750,000          758,358
   Rogers Cantel, Inc.                                   BB-           8.800    10/01/07         500,000          485,000
   Verizon Communications                                A+            8.750    11/01/21       1,000,000        1,182,746
   WORLDCOM INC                                          BBB+          7.500    05/15/11         750,000          771,506

TOBACCO - 0.1%
   Philip Morris Companies, Inc.                         A-            6.375    02/01/06         100,000          102,579

TOILETRIES/COSMETICS - 1.0%
   Kimberly-Clark Corporation                            AA            7.000    08/15/23         500,000          516,659
   Procter & Gamble Company                              AA-           7.375    03/01/23         575,000          577,185

TRANSPORT SERVICES - 0.9%
   Teekay Shipping Corp                                  BB-           8.875    07/15/11         500,000          512,500
   Stagecoach Holdings PLC                               BBB           8.625    11/15/09         500,000          478,237

UTILITIES - 0.4%
   Texas Utilities Electric                              BBB+          8.875    02/01/22         500,000          523,855
                                                                                                             ------------

TOTAL FIXED-INCOME SECURITIES - 97.3%
   (Cost $109,321,257)                                                                                        111,163,601

TOTAL PREFERRED STOCK - 0.9%
   Travelers Property Casualty Company                   A-            7.750    04/15/26       1,000,000        1,077,253
   (Cost $1,136,778)

REPURCHASE AGREEMENT - 0.3%
   Fifth Third Bank Two Party Repurchase
   Agreement, 1.5%, 12/31/01                                                                                      386,924
                                                                                                             ------------

TOTAL INVESTMENTS IN SECURITIES - 98.5%
   (Cost $110,844,960)                                                                                       $112,627,778
                                                                                                             ============








			    See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                                      MARKET
                    COMMON STOCK                         SHARES        VALUE
-----------------------------------------------------   --------  -------------
ADVERTISING - 0.6%
  Catalina Marketing Corporation*                         5,000   $     173,500
  Harte-Hanks, Inc.                                       8,000         225,360
  Interpublic Group of Companies, Inc.                    9,220         272,359
  Lamar Advertising Company*                              5,700         241,338
  Omnicom Group, Inc.                                     2,000         178,700
  WPP Group PLC - ADR                                     6,089         328,197

AEROSPACE / DEFENSE - 0.9%
  Boeing Company                                         15,140         587,129
  General Dynamics Corporation                            5,700         453,948
  Honeywell International, Inc.                           5,500         186,010
  Lockheed Martin Corporation                             8,000         373,360
  United Technologies Corporation                         6,900         445,947

AIR TRANSPORT - 0.2%
  Southwest Airlines                                     21,000         388,080

APPAREL - 0.4%
  Cintas Corporation                                      8,850         428,252
  Coach Inc.                                              5,500         214,390
  Gucci Group NV - ADR                                    2,800         237,720

AUTO & TRUCK - 0.1%
  General Motors Corporation                              5,400         262,440

BANK - 4.6%
  Bank of America Corporation                            22,313       1,404,603
  Bank of New York Company, Inc.                         16,300         665,040
  BB&T Corporation                                        5,000         180,550
  Boston Private Financial Holding                        5,000         110,350
  City National Corporation                               4,100         192,085
  Community First Bankshares, Inc.                       10,000         256,900
  Fifth Third Bancorp                                     7,500         461,850
  First Tennessee National Corporation                   11,600         420,616
  FleetBoston Financial Corporation                      17,016         621,084
  Investors Financial Services Corp.                      5,500         364,155
  J.P. Morgan Chase & Company                            23,070         838,595
  M & T Bank Corporation                                  4,000         291,400
  Mellon Financial Corporation                           23,800         895,356
  Mercantile Bankshares Corp.                             4,000         172,160
  National City Corporation                               6,500         190,060
  Northern Trust Corporation                              4,400         264,968
  PNC Financial Services Group                           14,900         837,380
  Silicon Valley Bancshares*                              8,500         227,205
  State Street Corporation                                4,800         250,800
  Synovus Financial Corporation                           7,000         175,350
  UCBH Holdings, Inc.                                     6,000         170,640
  U.S. Bancorp                                           20,228         423,372
  Wells Fargo & Company                                  19,630         853,316
  Wilmington Trust Corporation                            5,500         348,205

BEVERAGE - 1.1%
  Anheuser-Busch Companies, Inc.                         14,800         669,108
  Brown-Forman Corporation                                4,000         250,400
  Coca-Cola Company                                       8,500         400,860
  Diageo PLC-ADR                                          4,800         222,096
  PepsiCo, Inc.                                          21,100       1,027,359

BIOTECHNOLOGY - 0.9%
  Amgen, Inc.*                                            1,500          84,660
  Applera Corp.-Celera Genomics Group*                    3,000          80,070
  Biogen, Inc.*                                           1,500          86,025
  Genzyme Corporation*                                    3,000         179,580
  Human Genome Sciences, Inc.*                            6,800         229,296
  Idec Pharmaceuticals Corporation*                       7,000         482,510
  Immunex Corporation*                                    6,300         174,573
  Incyte Genomics, Inc.*                                  4,000          78,240
  Invitrogen Corporation*                                 4,000         247,720
  Millennium Pharmaceuticals, Inc.*                       9,000         220,590
  Protein Design Labs, Inc.*                              9,000         296,370

BROADCASTING / CABLE TV - 1.6%
  AOL Time Warner, Inc.*                                  9,800         314,580
  Clear Channel Communications*                           5,468         278,376
  Cox Radio, Inc.-Class A                                 1,000          25,480
  Emmis Communications Corporation*                       7,200         170,208
  Entercom Communications Corporation*                    6,300         315,000
  Gemstar-TV Guide International, Inc.*                   7,800         216,060








			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                                      MARKET
                    COMMON STOCK                         SHARES        VALUE
-----------------------------------------------------   --------  -------------
BROADCASTING / CABLE TV - 1.6% (CONTINUED)
  Hispanic Broadcasting Corporation*                      8,700   $     221,850
  Radio One, Inc. - Class A*                              3,300          60,951
  Radio One, Inc. - Class D*                              8,100         145,881
  Regent Communications, Inc.*                           18,000         121,500
  Reuters Group PLC - ADR                                 2,733         163,953
  Salem Communications Corp. - Class A*                   8,500         195,500
  Spanish Broadcasting Systems-Class A                    9,000          89,010
  Univision Communications, Inc.*                         7,100         287,266
  USA Networks, Inc.*                                    12,600         344,106
  Viacom, Inc. - Class B*                                 4,994         220,485
  Walt Disney Company (The)                              21,000         435,120
  Westwood One, Inc.*                                     5,400         162,270

BUILDING MATERIALS - 0.2%
  Insituform Technologies, Inc. - Class A*                6,000         153,480
  Martin Marietta Materials                               5,000         233,000

CHEMICAL - 1.3%
  Dow Chemical Company                                   17,483         590,576
  duPont, E.I. de Nemours & Co.                          11,000         467,610
  Ecolab, Inc.                                            7,800         313,950
  Engelhard Corporation                                  10,000         276,800
  Ferro Corporation                                       8,000         206,400
  Monsanto Company                                       14,500         490,100
  Rohm & Haas Company                                    11,000         380,930
  Sherwin-Williams Company                                5,500         151,250
  Symyx Technologies, Inc.*                               4,800         101,952
  Valspar Corporation                                     6,600         261,360

COMPUTER & PERIPHERALS - 1.1%
  Brocade Communications Systems*                         6,000         198,720
  Dell Computer Corporation*                              7,500         203,850
  Diebold, Inc.                                           3,400         137,496
  Hewlett-Packard Company                                20,200         414,908
  International Business Machines Corp.                  10,500       1,270,185
  Lexmark International, Inc.                             2,000         118,000
  Synopsys, Inc.*                                         3,000         177,210
  VERITAS Software Corporation*                           3,500         156,870

COMPUTER SOFTWARE & SERVICES - 3.6%
  Adobe Systems, Inc.                                     7,300         226,665
  Affiliated Computer Services, Inc.*                     3,500         371,455
  Automatic Data Processing                               8,000         471,200
  BARRA, Inc.*                                            4,250         200,133
  BEA Systems, Inc.*                                      6,000          92,460
  BISYS Group, Inc. (The)*                                7,000         447,930
  BMC Software, Inc.*                                     6,000          98,220
  Cadence Design Systems, Inc.*                           5,700         124,944
  Certegy, Inc.                                           4,000         136,880
  Check Point Software Tech. Ltd.* - ADR                  8,000         319,120
  Choicepoint, Inc.*                                      8,000         405,520
  CNET Networks, Inc.*                                    4,500          40,365
  Computer Associates International, Inc.                 9,000         310,410
  DST Systems, Inc.*                                      5,000         249,250
  Electronic Arts, Inc.*                                  5,000         299,750
  Electronic Data Systems Corp.                           4,000         274,200
  FactSet Research Systems, Inc.                          6,500         227,175
  First Data Corporation                                 10,000         784,500
  Fiserve, Inc.*                                          4,750         201,020
  IMS Health Incorporated                                12,700         247,777
  Informatica Corporation*                                6,000          87,060
  Internet Security Systems, Inc.*                        3,400         109,004
  Interwoven, Inc.*                                       2,000          19,480
  Intuit, Inc.*                                           6,100         260,836
  Keane, Inc.                                             3,000          54,090
  Mercury Interactive Corporation*                        5,000         169,900
  Micromuse, Inc.*                                        4,000          60,000
  Microsoft Corporation*                                 10,800         715,716
  National Instruments Corporation*                       3,200         119,872
  NetIQ Corporation*                                      2,728          96,189
  Oracle Corporation*                                     4,000          55,240
  Peregrine Systems, Inc.*                                7,700         114,191
  SEI Investments Company                                12,600         568,386
  Siebel Systems, Inc.*                                   4,500         125,910
  SunGard Data Systems, Inc.*                             9,000         260,370
  Wind River Systems, Inc.*                               6,000         107,460

DIVERSIFIED - 0.8%
  Actuant Corp.-Class A                                   4,000         134,400








			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                                      MARKET
                    COMMON STOCK                         SHARES        VALUE
-----------------------------------------------------   --------  -------------
DIVERSIFIED - 0.8% (CONTINUED)
  Corning, Inc.*                                          8,000   $      71,360
  Crane Company                                           7,000         179,480
  Danaher Corporation                                     2,000         120,620
  Illinois Tool Works, Inc.                               9,500         643,340
  Roper Industries, Inc.                                  5,000         247,500
  Tyco International, Ltd. - ADR                          9,500         559,550

ELECTRIC & GAS UTILITIES - 2.7%
  Calpine Corporation*                                    6,000         100,740
  Consolidated Edison, Inc.                               6,400         258,304
  Dominion Resources, Inc.                                8,000         480,800
  Duke Energy Corporation                                17,870         701,576
  Entergy Corporation                                    12,500         488,875
  Exelon Corporation                                     14,625         700,245
  FirstEnergy Corporation                                 6,888         240,942
  Hawaiian Electric Industries, Inc.                      9,100         366,548
  Mirant Corporation*                                     5,566          89,167
  Progress Energy, Inc.                                  14,265         642,353
  Reliant Energy, Inc.                                   12,800         339,456
  RGS Energy Group, Inc.                                 11,000         413,600
  Southern Company (The)                                 14,000         354,900
  TECO Energy, Inc.                                      16,200         425,088
  TXU Corporation                                         9,300         438,495
  XCEL Energy, Inc.                                       8,285         229,826

ELECTRICAL EQUIPMENT - 1.2%
  Emerson Electric Company                               11,500         656,650
  General Electric Company                               43,000       1,723,870
  Littlefuse, Inc.*                                       6,500         170,560
  Molex, Inc.                                             6,160         166,628

ELECTRONICS - 1.1%
  Agilent Technologies, Inc.*                             2,326          66,314
  Applera Corp-Applied Biosystems Group                   4,000         157,080
  AVX Corp.                                              15,000         353,850
  Flextronics International Ltd.* - ADR                   6,300         151,137
  Jabil Circuit, Inc.*                                    4,000          90,880
  Mettler-Toledo International                            2,000         103,700
  Micrel, Inc.*                                           6,600         173,118
  Millipore Corporation                                   6,000         364,200
  Sanmina Corporation*                                   14,400         286,560
  Symbol Technologies, Inc.                              15,187         241,170
  Technitrol, Inc.                                        7,000         193,340
  Waters Corporation*                                     7,500         290,625

ENVIRONMENTAL - 0.2%
  Waste Management, Inc.                                 14,000         446,740

FINANCIAL SERVICES - 4.2%
  American Express Company                               15,000         535,350
  Amvescap PLC - ADR                                      8,750         253,925
  Capital One Financial Corporation                       2,000         107,900
  Citigroup, Inc.                                        48,544       2,450,501
  Concord EFS, Inc.*                                     15,000         491,700
  Dun & Bradstreet Corporation*                           5,850         206,505
  Eaton Vance Corporation                                10,000         355,500
  Fannie Mae                                             21,300       1,693,350
  Federated Investors, Inc.                              12,500         398,500
  Franklin Resources, Inc.                                7,900         278,633
  Freddie Mac                                            14,500         948,300
  Goldman Sachs Group, Inc.                               2,700         250,425
  Instinet Group, Inc.                                    1,500          15,075
  Moody's Corporation                                    11,700         466,362
  Morgan Stanley Dean Witter & Co.                        8,000         447,520
  Neuberger Berman, Inc.                                  4,500         197,550
  Paychex, Inc.                                           7,593         266,059
  Stilwell Financial, Inc.                                9,000         244,980
  Waddell & Reed Financial, Inc.                          8,500         273,700

FOOD PROCESSING - 1.1%
  General Mills, Inc.                                    14,800         769,748
  Heinz (H.J.) Company                                    7,000         287,840
  Hershey Foods Corporation                               5,800         392,660
  Kellogg Company                                         7,000         210,700
  Tootsie Roll Industries, Inc.                           6,584         257,303
  Unilever N.V.                                           4,000         230,440
  Wrigley (WM.) Jr. Company                               8,000         410,960








			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                                      MARKET
                    COMMON STOCK                         SHARES        VALUE
-----------------------------------------------------   --------  -------------
FURNITURE / HOME FURNISHINGS - 0.0%
  HON INDUSTRIES, Inc.                                    3,300   $      91,245

GROCERY - 0.1%
  Albertson's, Inc.                                       9,000         283,410

HOMEBUILDING - 0.1%
  Lennar Corporation                                      4,700         220,054

HOTEL/GAMING - 0.1%
  Marriott International-Class A                          4,000         162,600

HOUSEHOLD PRODUCTS - 0.1%
  Clorox Company                                          5,500         217,525

INDUSTRIAL SERVICES - 1.0%
  Apollo Group, Inc.*                                    10,075         453,476
  DeVry, Inc.*                                           10,200         290,190
  Equifax, Inc.                                           8,000         193,200
  F.Y.I., Inc.*                                           7,000         234,500
  Iron Mountain, Inc.*                                    5,500         240,900
  ITT Educational Services, Inc.*                         6,700         247,029
  Manpower, Inc.                                          7,000         235,970
  Robert Half International, Inc.*                        9,500         253,650
  Viad Corporation                                        6,900         163,392

INSURANCE - 2.8%
  AFLAC, Inc.                                            15,600         383,136
  Ambac Financial Group, Inc.                             5,800         335,588
  American International Group, Inc.                     22,580       1,792,853
  Gallagher, Arthur J. & Co.                              6,500         224,185
  Hartford Financial Services Group, Inc.                 4,000         251,320
  Lincoln National Corporation                            9,500         461,415
  Marsh & McLennan Companies, Inc.                        7,600         816,620
  MBIA, Inc.                                              9,750         522,893
  MGIC Investment Corporation                             4,800         296,256
  Progressive Corporation                                 3,000         447,900
  Radian Group, Inc.                                      8,400         360,780
  The PMI Group, Inc.                                     4,500         301,545
  Triad Guaranty, Inc.*                                   7,000         253,890
  XL Capital Ltd.                                         1,900         173,584

INTERNET - 0.6%
  eBay, Inc.*                                             6,200         414,780
  Macromedia, Inc.*                                       3,500          62,300
  Netegrity, Inc,                                         1,000          19,360
  Openwave Systems, Inc.*                                 4,000          39,160
  Symantec Corporation*                                   5,000         331,650
  TMP Worldwide, Inc.*                                    6,000         257,400
  VeriSign, Inc.*                                         5,000         190,200
  webMethods, Inc.*                                       2,000          33,520

MACHINERY - 0.7%
  Caterpillar, Inc.                                       3,600         188,100
  Cognex Corporation*                                     4,100         105,001
  Deere & Company                                         4,200         183,372
  Donaldson Company, Inc.                                 6,800         264,112
  Dover Corporation                                      11,700         433,719
  Grainger (W.W.), Inc.                                   7,500         360,000
  IDEX Corporation                                        4,000         138,000

MEDICAL SERVICES - 0.6%
  Anthem, Inc,                                            2,300         113,850
  Laboratory Corp. of America Holdings*                   2,900         234,465
  Lincare Holdings, Inc.*                                 8,000         229,200
  Quest Diagnostics, Inc.*                                6,000         430,260
  Renal Care Group, Inc,                                  5,500         176,550
  Wellpoint Health Networks, Inc.*                        2,300         268,755

MEDICAL SUPPLIES - 2.1%
  Apogent Technologies, Inc.*                             6,000         154,800
  ArthroCare Corporation*                                 7,800         139,854
  Baxter International, Inc.                             22,000       1,179,860
  Biomet, Inc.                                           12,250         378,525
  Cytec Corporation                                       6,000         156,600
  Guidant Corporation*                                    7,000         348,600
  Hillenbrand Industries, Inc.                            5,500         303,985








			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                                      MARKET
                    COMMON STOCK                         SHARES        VALUE
-----------------------------------------------------   --------  -------------
MEDICAL SUPPLIES - 2.1% (CONTINUED)
  Johnson & Johnson                                      16,036   $     947,728
  Medtronic, Inc.                                         2,000         102,420
  Patterson Dental Company                                4,500         184,185
  ResMed, Inc.*                                           4,600         248,032
  Stryker Corporation                                     5,200         303,524
  St. Jude Medical, Inc.                                  2,500         194,125
  Techne Corporation*                                     5,000         184,250

METAL FABRICATING - 0.1%
  Kaydon Corporation                                      8,500         192,780

METALS & MINING - 0.3%
  Alcoa, Inc.                                            19,000         675,450

NATURAL GAS - 0.2%
  El Paso Corporation                                     5,000         223,050
  Williams Companies, Inc. (The)                         11,000         280,720

NEWSPAPER - 0.1%
  Gannett Company, Inc.                                   4,800         322,704

OFFICE EQUIPMENT & SUPPLIES - 0.8%
  Avery Dennison Corporation                              2,700         152,631
  Minnesota Mining & Manufacturing Co.                   10,300       1,217,563
  Pitney Bowes, Inc.                                     13,000         488,930

OILFIELD SERVICES - 2.0%
  Baker Hughes, Inc.                                     16,000         583,520
  BJ Services Company*                                   10,800         350,460
  Cooper Cameron Corporation*                             3,900         157,404
  Diamond Offshore Drilling                               5,500         167,200
  Exxon Mobil Corporation                                62,602       2,460,259
  Schlumberger Ltd.                                       6,680         367,066
  Smith International, Inc.*                              5,800         310,996
  Weatherford International, Inc.*                        5,300         197,478

PACKAGING & CONTAINTER - 0.1%
  Sealed Air Corporation*                                 6,500         265,330

PAPER & FOREST PRODUCTS - 0.4%
  Georgia-Pacific Group                                   4,800         132,528
  International Paper Company                            13,000         524,550
  Weyerhaeuser Company                                    6,400         346,112

PETROLEUM - 2.0%
  Apache Corporation                                      5,720         285,314
  BP PLC - ADR                                           28,492       1,325,163
  ChevronTexaco Corp.                                    20,771       1,861,289
  Devon Energy Corporation                                4,500         173,925
  Royal Dutch Petroleum Co. - ADR                        21,100       1,034,322

PHARMECUTICALS - 4.3%
  Abbott Laboratories                                    18,375       1,024,406
  Abgenix, Inc.*                                          2,500          84,100
  Allergan, Inc.                                          3,400         255,170
  American Home Products Corp.                           19,300       1,184,248
  AstraZeneca PLC - ADR                                  12,500         582,500
  Bristol-Myers Squibb Company                           20,000       1,020,000
  Cardinal Health, Inc.                                   4,050         261,873
  Cephalon, Inc.*                                         3,500         264,548
  Elan Corporation PLC* - ADR                             4,000         180,240
  Eli Lilly & Company                                     5,000         392,700
  Express Scripts, Inc.*                                  6,500         303,940
  Forest Laboratories, Inc.*                              2,000         163,900
  Gilead Sciences, Inc.*                                  5,400         354,888
  GlaxoSmithKline PLC* - ADR                             10,000         498,200
  MedImmune, Inc.*                                        5,600         259,560
  Merck & Company, Inc.                                  17,000         999,600
  Pfizer, Inc.                                           15,125         602,731
  Pharmacia Corporation                                  10,115         431,405
  QLT, Inc.*                                              3,500          88,935
  Schering-Plough Corporation                            17,500         626,675
  Shire Pharmaceuticals PLC* - ADR                        7,534         275,744
  Vertex Pharmaceuticals, Inc.                            2,050          50,410

PRECISION INSTRUMENT - 0.2%
  CUNO Incorporated*                                      6,000         183,000
  Dionex Corporation*                                     2,500          63,775
  Parker-Hannifin Corporation                             2,575         118,218









			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                                      MARKET
                    COMMON STOCK                         SHARES        VALUE
-----------------------------------------------------   --------  -------------
PRINTING - 0.1%
  Valassis Communications, Inc.*                          7,400   $     263,588

PUBLISHING - 0.6%
  McGraw-Hill Companies, Inc.                            14,000         853,720
  Meredith Corporation                                    5,700         203,205
  Value Line, Inc.                                        5,700         276,336

REAL ESTATE INVESTMENT MANAGEMENT - 0.3%
  Jones Lang LaSalle, Inc.*                              11,000         198,550
  Security Capital Group, Inc. - Class B*                13,400         339,958
  Trammell Crow Company*                                 13,500         157,950

REAL ESTATE INVESTMENT TRUST - 1.6%
  Archstone Communities Trust                            19,900         523,370
  CarrAmerica Realty Corporation                          7,000         210,700
  Duke Realty Corporation                                11,200         272,496
  Equity Office Properties Trust                         24,375         733,200
  Equity Residential Properties Trust                    15,000         430,650
  Prologis Trust                                         26,908         578,791
  Rouse Company                                          10,800         316,332
  Simon Property Group, Inc.                             14,400         422,352
  Weingarten Realty Investors                             5,200         249,600

RECREATION - 0.4%
  Brunswick Corporation                                  12,000         261,120
  Carnival Corporation                                    4,000         112,320
  Harley-Davidson, Inc.                                   8,000         434,480
  Sabre Holdings Corporation*                             4,000         169,400

RESTAURANT - 0.4%
  McDonald's Corporation                                 13,500         357,345
  Outback Steakhouse, Inc.*                              10,000         342,500
  Starbucks Corporation*                                 16,000         304,800

RETAIL STORE - 1.8%
  Bed Bath & Beyond, Inc.*                               16,000         542,400
  BJ's Wholesale Club, Inc.*                              3,400         149,940
  CDW Computer Centers, Inc.*                             4,000         214,840
  CVS Corporation                                         3,400         100,640
  Dollar General Corporation                             15,257         227,329
  Dollar Tree Stores, Inc.*                               7,300         225,643
  Family Dollar Stores                                   11,000         329,780
  Kohl's Corporation*                                     2,000         140,880
  Men's Warehouse, Inc. (The)*                            5,250         108,413
  RadioShack Corporation                                  5,000         150,500
  Ross Stores, Inc.                                      12,500         401,000
  Staples, Inc.*                                          4,300          80,410
  Target Corporation                                     12,000         492,600
  Tiffany & Company                                      11,700         368,199
  TJX Companies, Inc.                                    10,900         434,474
  Williams-Sonoma, Inc.*                                  7,500         321,750

SECURITIES BROKERAGE - 1.0%
  A.G. Edwards, Inc.                                      7,000         309,190
  Bear Stearns Companies, Inc. (The)                      5,176         303,521
  Charles Schwab Corporation                             12,337         190,853
  Investment Technology Group, Inc.                       8,439         329,712
  LaBranche & Co, Inc.*                                   7,600         261,896
  Legg Mason, Inc.                                        5,600         279,888
  Merrill Lynch & Company, Inc.                           8,800         458,656
  Raymond James Financial, Inc.                           5,500         195,360

SEMICONDUCTORS - 2.2%
  Altera Corporation*                                    11,000         233,420
  Analog Devices, Inc.*                                   7,300         324,047
  Applied Materials, Inc.*                                8,000         320,800
  Applied Micro Circuits Corporation*                    11,000         124,520
  Broadcom Corporation*                                   5,000         204,900
  Cree, Inc.*                                             3,000          88,380
  Intel Corporation                                      18,000         566,100
  KLA-Tencor Corporation*                                 5,500         272,580
  Lam Research Corporation*                               3,000          69,660
  Lattice Semiconductor Corporation*                      9,200         189,244
  Linear Technology Corporation                           7,300         284,992
  Maxim Integrated Products, Inc.*                        8,557         449,328
  Microchip Technology, Inc.*                             6,375         246,968
  MIPS Technologies, Inc. - Class B*                      4,500          35,910
  National Semiconductor Corp.*                           3,800         117,002









			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                                      MARKET
                    COMMON STOCK                         SHARES        VALUE
-----------------------------------------------------   --------  -------------
SEMICONDUCTOR - 2.2% (CONTINUED)
  Nvidia Corporation                                      4,000   $     267,600
  PMC-Sierra, Inc.*                                       3,000          63,780
  QLogic Corporation*                                     3,000         133,530
  Semtech Corporation*                                    6,500         231,985
  Teradyne, Inc.*                                         4,500         135,630
  Texas Instruments, Inc.                                12,400         347,200
  Triquint Semiconductor, Inc.                            2,301          28,210
  Vitesse Semiconductor Corporation*                      6,000          74,760
  Xilinx, Inc.*                                           8,400         328,020

STEEL - 0.2%
  Nucor Corporation                                       6,800         360,128

TELECOMMUNICATIONS EQUIPMENT - 0.4%
  Cisco Systems, Inc.*                                   16,000         289,760
  Comverse Technology, Inc.*                              5,400         120,798
  Finisar Corporation*                                    5,000          50,850
  JDS Uniphase Corporation*                              11,600         101,268
  Network Appliance, Inc.*                                5,600         122,472
  Newport Corporation                                     2,500          48,200
  RF Micro Devices, Inc.*                                 3,000          57,690
  SBA Communications Corporation*                         3,500          45,570
  Scientific-Atlanta, Inc.                                2,500          59,850

TELECOMMUNICATIONS SERVICE - 2.7%
  ALLTEL Corporation                                     11,786         727,550
  BellSouth Corporation                                  32,000       1,220,800
  CenturyTel, Inc.                                        8,000         262,400
  SBC Communications, Inc.                               43,396       1,699,821
  Sprint Corporation                                      8,400         168,672
  Verizon Communications, Inc.                           40,950       1,943,487
  Western Wireless Corporation*                           6,700         189,275

TOBACCO - 0.7%
  Philip Morris Companies, Inc.                          25,900       1,186,479
  UST, Inc.                                              11,500         402,500

TOILETRIES / COSMETICS - 1.4%
  Avon Products, Inc.                                    12,500         581,250
  Colgate-Palmolive Company                               6,500         375,375
  Gillette Company                                       13,000         434,200
  Kimberly-Clark Corporation                             14,000         837,200
  Proctor & Gamble Company                               12,400         981,212

TOYS - 0.1%
  Mattel, Inc.                                           11,125         191,350

TRANSPORT SERVICES - 0.4%
  C.H. Robinson Worldwide, Inc.                           7,000         202,405
  EGL, Inc.*                                              1,000          13,950
  Expeditors International of Washington, Inc.            7,500         427,125
  UTI Worldwide, Inc.                                    12,000         234,840

WATER UTILITY - 0.2%
  American Water Works Co., Inc.                         10,500         438,375
                                                                  -------------

TOTAL COMMON STOCK - 61.1%
  (Cost $102,019,143)                                             $ 142,293,130
                                                                  =============







*Securities are non-income producing
ADR - American Depositary Receipts



			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                    S & P
                                                    CREDIT                              PRINCIPAL        MARKET
	    FIXED INCOME SECURITIES                 RATING      COUPON     MATURITY       AMOUNT          VALUE
------------------------------------------------  ---------    --------   ---------    ------------    -------------
AEROSPACE / DEFENSE - 0.7%
   Goodrich (BF) Company                           BBB+          6.800     02/01/18    $  1,000,000    $     864,771
   Lockheed Martin Corporation                     BBB-          7.650     05/01/16         750,000          816,142

AIR TRANSPORT - 0.5%
   Federal Express Corporation                     BBB+          8.760     05/22/15       1,100,000        1,175,625

AUTO PARTS - 0.3%
   TRW, Inc.                                       BBB           6.250     01/15/10         750,000          693,685

AUTO & TRUCK - 0.8%
   Ford Motor Company                              BBB+          6.500     08/01/18       1,000,000          851,755
   General Motors Corporation                      BBB+          7.700     04/15/16       1,000,000        1,011,848

BANK - 5.1%
   ABN AMRO Bank NV                                AA-           7.300     12/01/26       1,000,000          989,140
   Bank One Corporation                            A-           10.000     08/15/10         750,000          905,188
   Bank of America Corporation                     A             7.750     08/15/15       1,250,000        1,364,054
   Barclays Bank PLC                               AA-           7.400     12/15/09       1,000,000        1,084,714
   Citicorp, Inc.                                  A+            7.250     10/15/11         750,000          799,982
   Comerica Bank                                   A-            7.125     12/01/13       1,050,000        1,067,059
   J.P. Morgan Chase & Company                     A+            6.750     08/15/08       1,000,000        1,036,758
   MBNA America Bank, N.A.                         BBB+          7.750     09/15/05         500,000          518,044
   MBNA America Bank, N.A.                         BBB           6.750     03/15/08         500,000          482,916
   Republic New York Corporation                   A             7.000     03/22/11         500,000          508,335
   Royal Bank of Scotland PLC                      A             6.375     02/01/11       1,000,000          987,092
   Swiss Bank Corporation-NY                       AA            7.375     07/15/15       1,000,000        1,080,549
   Wachovia Corporation                            A-            6.375     02/01/09       1,000,000        1,012,466

BEVERAGE - 0.4%
   Anheuser-Busch Companies, Inc.                  A+            7.125     07/01/17       1,000,000        1,043,712

BROADCASTING/CABLE TV - 0.9%
   Continental Cablevision, Inc.                   BBB+          9.500     08/01/13       1,000,000        1,132,630
   Time Warner, Inc.                               BBB+          7.250     10/15/17       1,000,000        1,020,055

BUILDING MATERIALS - 0.2%
   Masco Corporation                               BBB+          7.125     08/15/13         500,000          496,476







			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                    S & P
                                                    CREDIT                              PRINCIPAL        MARKET
	    FIXED INCOME SECURITIES                 RATING      COUPON     MATURITY       AMOUNT          VALUE
------------------------------------------------  ---------    --------   ---------    ------------    -------------
CHEMICAL - 0.9%
   Crompton Corporation                            BBB-          6.125     02/01/06    $    500,000    $     483,448
   Crompton Corporation                            BBB-          7.750     04/01/23         500,000          398,598
   Union Carbide Corporation                       A             6.700     04/01/09       1,250,000        1,284,775

COMPUTER & PERIPHERALS - 1.4%
   Dell Computer Corporation                       BBB+          6.550     04/15/08       1,000,000        1,004,408
   IBM Corporation                                 A+            8.375     11/01/19       1,000,000        1,188,100
   Sun Microsystems, Inc.                          BBB+          7.650     08/15/09       1,000,000        1,015,057

COMPUTER SOFTWARE & SERVICES - 0.4%
   Computer Associates International, Inc.         BBB+          6.500     04/15/08       1,000,000          957,298

DIVERSIFIED - 1.1%
   Norsk Hydro ASA                                 A             9.000     04/15/12       1,250,000        1,474,799
   Tyco International Group SA                     A             6.375     06/15/05       1,000,000        1,030,175

ELECTRIC & GAS UTILITIES - 4.6%
   Alabama Power Company                           A             7.300     11/01/23         500,000          501,137
   Consolidated Edison, Inc.                       A+            6.450     12/01/07       1,000,000        1,016,515
   Dayton Power & Light Company                    BBB+          8.150     01/15/26         500,000          516,974
   Delmarva Power & Light Company                  A-            8.500     02/01/22         500,000          505,342
   Dominion Virginia Power                         A             7.500     06/01/23       1,000,000        1,003,274
   Duquesne Light Company                          BBB+          7.550     06/15/25       1,000,000          987,384
   Exelon Corporation                              BBB+          6.750     05/01/11       1,000,000        1,013,511
   Florida Power Corporation                       BBB+          8.000     12/01/22       1,000,000        1,036,100
   Jersey Central Power & Light Company            BBB+          6.750     11/01/25         750,000          678,673
   Potomac Edison Company                          A+            7.750     05/01/25         500,000          514,990
   Progress Energy, Inc.                           BBB           7.100     03/01/11         750,000          779,474
   Public Service Electric & Gas                   A-            7.000     09/01/24       1,000,000          959,570
   TXU Corporation                                 BBB+          6.564     07/01/05         500,000          512,258
   TXU Corporation                                 BBB+          7.875     03/01/23         750,000          766,330

ELECTRONICS - 0.4%
   Koninklijke Philips Electronics N.V.            A-            7.250     08/15/13       1,000,000          975,815

ENTERTAINMENT - 0.4%
   Viacom, Inc.                                    A-            7.500     07/15/23       1,000,000          987,946








			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                    S & P
                                                    CREDIT                              PRINCIPAL        MARKET
	    FIXED INCOME SECURITIES                 RATING      COUPON     MATURITY       AMOUNT          VALUE
------------------------------------------------  ---------    --------   ---------    ------------    -------------
FINANCIAL SERVICES - 4.0%
   American General Finance Corporation            A+            8.125     08/15/09    $  1,000,000    $   1,089,100
   Associates Corporation                          AA-           6.950     11/01/18         800,000          823,572
   BHP Finance USA Ltd.                            A             7.250     03/01/16         500,000          506,784
   Dow Capital BV                                  A             8.700     05/15/22         550,000          555,901
   General Electric Capital Corporation            AAA           8.300     09/20/09         500,000          561,255
   Goldman Sachs Group L.P.                        A+            6.875     01/15/11       1,000,000        1,024,186
   Household Finance Corporation                   A             6.375     08/01/10       1,000,000          972,205
   Morgan, J.P. & Company                          A+            6.250     02/15/11         750,000          744,244
   Santander Finance Issuances                     A             6.375     02/15/11       1,000,000          948,265
   Sprint Capital Corporation                      BBB+          6.900     05/01/19       1,000,000          936,686
   Washington Mutual, Inc.                         BBB           8.250     04/01/10       1,000,000        1,106,960

FOOD PROCESSING - 0.4%
   Nabisco, Inc.                                   A             7.050     07/15/07       1,000,000        1,057,987

FOOD WHOLESALERS - 0.1%
   Sysco Corporation                               AA-           7.250     04/15/07         250,000          271,048

FOREIGN GOVERNMENT - 0.9%
   Province of Nova Scotia                         A-            7.250     07/27/13       1,000,000        1,097,428
   Province of Quebec                              A+            7.125     02/09/24       1,000,000        1,054,987

GROCERY - 0.2%
   SUPERVALU,  Inc.                                BBB           6.640     06/09/06         500,000          479,232

HOTEL / GAMING - 0.5%
   Hilton Hotels Corporation                       BBB-          7.200     12/15/09         750,000          677,251
   MGM Mirage, Inc.                                BBB-          7.250     08/01/17         500,000          412,618

INSURANCE - 1.7%
   Allstate Corporation                            A+            7.500     06/15/13       1,000,000        1,068,217
   CIGNA Corporation                               A+            8.250     01/01/07         750,000          821,478
   Loews Corporation                               AA-           6.750     12/15/06       1,000,000        1,018,261
   MBIA, Inc.                                      AA            9.375     02/15/11         950,000        1,119,069

MACHINERY - 0.4%
   Case Corporation                                BB            7.250     01/15/16         500,000          373,147
   Clark Equipment Company                         A-            8.000     05/01/23         500,000          496,879









			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                    S & P
                                                    CREDIT                              PRINCIPAL        MARKET
	    FIXED INCOME SECURITIES                 RATING      COUPON     MATURITY       AMOUNT          VALUE
------------------------------------------------  ---------    --------   ---------    ------------    -------------
METALS & MINING - 0.2%
   Placer Dome, Inc.                               BBB+          7.750     06/15/15    $    500,000    $     469,677

NATURAL GAS - 1.0%
   Columbia Energy Group                           BBB           7.320     11/28/10       1,000,000          982,127
   Southwestern Energy Company                     BBB           6.700     12/01/05         500,000          506,440
   Tennessee Gas Pipeline                          BBB+          7.500     04/01/17         800,000          761,787

NEWSPAPER - 0.1%
   Knight-Ridder, Inc.                             A             9.875     04/15/09         100,000          119,524

OILFIELD SERVICES - 0.8%
   Noble Drilling Corporation                      A-            7.500     03/15/19       1,000,000          991,871
   Smith International, Inc.                       BBB+          7.000     09/15/07         750,000          770,981

PAPER & FOREST PRODUCTS - 0.7%
   Pactiv Corporation                              BBB-          8.125     06/15/17         500,000          530,685
   Weyerhaeuser Company                            A-            6.950     08/01/17       1,000,000          994,411

PETROLEUM - 1.2%
   EOG Resources, Inc.                             BBB+          6.000     12/15/08         250,000          242,398
   Kerr-McGee Corporation                          BBB           7.000     11/01/11         950,000          966,932
   Louisiana Land & Exploration Co.                BBB+          7.625     04/15/13       1,000,000        1,059,664
   Phillips Petroleum Company                      BBB+          8.860     05/15/22         500,000          524,893

PUBLISHING - 0.5%
   News America Holdings                           BBB-          8.000     10/17/16       1,000,000        1,059,227

RAILROAD - 0.5%
   Burlington Northern Santa Fe                    BBB+          8.750     02/25/22       1,000,000        1,113,746

RENTAL AUTO / EQUIPMENT - 0.4%
   Hertz Corporation                               BBB           6.625     05/15/08       1,000,000          960,409

RETAIL STORE - 0.1%
   Target Corporation                              A+            9.625     02/01/08         200,000          244,374








			See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC. - BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001
-------------------------------------------------------------------------------





                                                   S & P
	 FIXED INCOME SECURITIES AND               CREDIT                               PRINCIPAL         MARKET
	     REPURCHASE AGREEMENT                  RATING      COUPON     MATURITY        AMOUNT           VALUE
------------------------------------------------  ---------    --------   ---------    ------------    -------------
SECURITIES BROKERAGE - 1.2%
   Lehman Brothers Holdings, Inc.                  A             8.500     08/01/15    $  1,000,000    $   1,111,081
   Merrill Lynch & Company, Inc.                   AA-           7.190     08/07/12         750,000          762,577
   Morgan Stanley Dean Witter                      AA-           6.750     10/15/13       1,000,000          991,404

SEMICONDUCTOR - 0.4%
   Applied Materials, Inc.                         A-            7.125     10/15/17       1,000,000        1,005,816

TELECOMMUNICATIONS SERVICE - 3.1%
   Bell Canada                                     A+            9.500     10/15/10       1,200,000        1,384,331
   COX Communications, Inc.                        BBB           6.850     01/15/18         550,000          520,358
   Deutsche Telekom International                  A-            8.000     06/15/10       1,000,000        1,094,389
   Michigan Bell Telephone                         AA-           7.500     02/15/23         750,000          737,099
   Motorola, Inc.                                  BBB+          7.625     11/15/10         750,000          738,617
   Verizon Communications                          A+            6.460     04/15/08       1,000,000        1,021,596
   Vodafone Group PLC                              A             7.500     07/15/06       1,000,000        1,082,054
   WorldCom, Inc.                                  BBB+          7.750     03/15/24         750,000          721,669

TOILETRIES / COSMETICS - 0.4%
   Procter & Gamble Company                        AA-           7.375     03/01/23       1,000,000        1,003,801

UTILITIES - 0.3%
   Reliant Energy HL&P                             BBB+          7.750     03/15/23         600,000          611,463

U.S. GOVERNMENT - 0.5%
   U.S. Treasury - Bond                                          6.625     05/15/07       1,000,000        1,093,750
                                                                                                       -------------
TOTAL FIXED-INCOME SECURITIES - 37.7%
   (Cost $86,576,861)                                                                                     87,930,858

REPURCHASE AGREEMENT - 0.6%
   Fifth Third Bank Two Party Repurchase
   Agreement, 1.5%, due 12/31/01                                                                           1,461,025

TOTAL COMMON STOCK - 61.1%
   (Cost $102,019,143)                                                                                   142,293,130
                                                                                                       -------------

TOTAL INVESTMENTS IN SECURITIES - 99.4%
   (Cost $190,057,029)                                                                                 $ 231,685,013
                                                                                                       =============








			See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
------------------------------------------------------------------------------





                                                          S & P
                                                          CREDIT                               PRINCIPAL          MARKET
                FIXED INCOME SECURITIES                   RATING     COUPON     MATURITY         AMOUNT            VALUE
------------------------------------------------------  --------    -------    ---------    --------------    -------------
ADVERTISING - 0.6%
   News Corporation Ltd.                                  BB+          8.750     02/15/06    $   1,125,000    $   1,144,687

AEROSPACE / DEFENSE - 1.6%
   AAR Corporation                                        BBB-         7.250     10/15/03          500,000          509,141
   Boeing Company                                         AA-          9.750     04/01/12        1,000,000        1,214,942
   Lockheed Martin Corporation                            BBB-         7.875     03/15/23          500,000          492,024
   Lockheed Martin Corporation                            BBB-         7.750     04/15/23        1,000,000          943,208

AIR TRANSPORT - 0.9%
   Federal Express Corporation                            BBB+         7.630     01/01/15        1,000,000        1,007,500
   Northwest Airlines, Inc.                               B+           8.700     03/15/07        1,000,000          774,293

AUTO PARTS - 0.6%
   TRW, Inc.                                              BBB          9.375     04/15/21        1,000,000        1,106,108

AUTO & TRUCK - 2.0%
   DaimlerChrysler NA Holdings                            BBB+         7.750     01/18/11        1,000,000        1,037,584
   Ford Motor Company                                     BBB+         8.875     11/15/22        2,000,000        2,022,886
   General Motors Corporation                             BBB+         8.100     06/15/24        1,000,000          984,146

BANK - 6.9%
   ABN AMRO Bank NV                                       AA-          7.300     12/01/26          500,000          494,570
   Bank of America Corporation                            A            7.125     03/01/09        1,000,000        1,066,126
   Bank of America Corporation                            A           10.200     07/15/15        1,000,000        1,270,281
   Bank One Corporation                                   A-           7.750     07/15/25        1,000,000        1,076,140
   Bankers Trust Corporation                              A+           7.500     11/15/15        1,500,000        1,594,628
   Barclays Bank PLC                                      AA-          7.400     12/15/09        1,000,000        1,084,714
   Capital One Financial Corporation                      BB+          7.250     05/01/06        1,000,000          954,065
   Comerica Bank                                          A-           7.125     12/01/13        1,500,000        1,524,371
   Dresdner Bank - New York                               A+           7.250     09/15/15        1,500,000        1,572,968
   National City Corporation                              A-           6.875     05/15/19        1,000,000          978,895
   Republic New York Corporation                          A            9.125     05/15/21        1,000,000        1,189,059
   Royal Bank of Scotland PLC                             A            6.375     02/01/11        1,000,000          987,092







			See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
------------------------------------------------------------------------------





                                                          S & P
                                                          CREDIT                               PRINCIPAL          MARKET
                FIXED INCOME SECURITIES                   RATING     COUPON     MATURITY         AMOUNT            VALUE
------------------------------------------------------  --------    -------    ---------    --------------    -------------
BEVERAGE - 0.8%
   Anheuser-Busch Companies, Inc.                         A+           7.125     07/01/17    $   1,500,000    $   1,565,568

BROADCASTING / CABLE TV - 4.5%
   Adelphia Communications                                B+           9.875     03/01/07        1,500,000        1,485,000
   Charter Communications Holdings LLC                    B+           8.625     04/01/09        1,500,000        1,440,000
   Clear Channel Communications                           BB+          8.750     06/15/07        1,250,000        1,300,000
   Comcast Corporation                                    BBB          8.875     04/01/07          500,000          538,700
   Continental Cablevision, Inc.                          BBB+         9.500     08/01/13          500,000          566,315
   CSC Holdings, Inc.                                     BB+          7.875     02/15/18          500,000          486,826
   Rogers Cablesystems Ltd.                               BBB-        10.000     12/01/07          500,000          540,000
   Rogers Cablesystems Ltd.                               BBB-        10.000     03/15/05          500,000          542,500
   Time Warner, Inc.                                      BBB+         9.125     01/15/13        1,000,000        1,185,315
   Turner Broadcasting System, Inc.                       BBB+         8.375     07/01/13          750,000          851,315

CHEMICAL - 1.6%
   Crompton Corporation                                   BBB-         6.125     02/01/06          500,000          483,448
   Crompton Corporation                                   BBB-         7.750     04/01/23        1,500,000        1,195,796
   Eastman Chemical Company                               BBB          7.250     01/15/24        1,000,000          854,390
   Union Carbide Chemicals & Plastics Co.                 A            7.875     04/01/23          600,000          670,348

COMPUTER & PERIPHERALS - 2.6%
   Dell Computer Corporation                              BBB+         6.550     04/15/08        1,000,000        1,004,408
   IBM Corporation                                        A+           8.375     11/01/19        1,500,000        1,782,150
   Sun Microsystems, Inc.                                 BBB+         7.650     08/15/09        1,500,000        1,522,585
   Unisys Corporation                                     BB+          8.125     06/01/06        1,000,000          995,000

COMPUTER SOFTWARE & SERVICES - 0.6%
   Computer Associates International, Inc.                BBB+         6.375     04/15/05        1,250,000        1,255,596

DIVERSIFIED - 1.6%
   Norsk Hydro ASA                                        A            9.000     04/15/12        1,500,000        1,769,758
   Tyco International Group SA                            A            6.125     11/01/08        1,500,000        1,481,160








			See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
------------------------------------------------------------------------------





                                                          S & P
                                                          CREDIT                               PRINCIPAL          MARKET
                FIXED INCOME SECURITIES                   RATING     COUPON     MATURITY         AMOUNT            VALUE
------------------------------------------------------  --------    -------    ---------    --------------    -------------
ELECTRIC & GAS UTILITIES - 9.0%
   AES Corporation                                        BB           9.375     09/15/10    $   1,000,000    $     890,000
   Alabama Power Company                                  A            7.450     07/01/23        1,000,000        1,013,532
   Calpine Corporation                                    BB+          7.875     04/01/08        1,800,000        1,631,579
   Consolidated Edison, Inc.                              AAA          7.500     06/15/23        1,000,000        1,020,605
   Dayton Power & Light Company                           BBB+         8.150     01/15/26        1,000,000        1,033,948
   Duke Energy Corporation                                AA-          6.750     08/01/25        1,500,000        1,420,797
   Exelon Corporation                                     BBB+         6.750     05/01/11        1,000,000        1,013,511
   Florida Power Corporation                              BBB+         8.000     12/01/22        1,540,000        1,595,594
   Indianapolis Power & Light Company                     BBB          7.050     02/01/24        1,000,000          955,067
   Jersey Central Power & Light Company                   BBB+         6.750     11/01/25        1,000,000          904,897
   New Orleans Public Service, Inc.                       BBB          8.000     03/01/23          600,000          598,047
   Oklahoma Gas & Electric Company                        A-           7.300     10/15/25        1,500,000        1,504,196
   Potomac Edison Company                                 A+           8.000     06/01/24        1,000,000        1,045,907
   Public Service Electric & Gas                          A-           7.000     09/01/24        1,500,000        1,439,355
   Reliant Energy HL&P                                    BBB+         9.150     03/15/21          800,000          944,254
   Virginia Electric Power                                A            8.625     10/01/24        1,000,000        1,078,250

ELECTRONICS - 1.6%
   Flextronics                                            BB-          9.875     07/01/10        1,700,000        1,785,000
   Koninklijke Philips Electronics N.V.                   A-           7.250     08/15/13        1,500,000        1,463,723

ENTERTAINMENT - 0.9%
   Viacom, Inc.                                           A-           8.625     08/01/12          750,000          867,074
   Viacom, Inc.                                           A-           8.250     08/01/22        1,000,000        1,029,857

FINANCIAL SERVICES - 5.8%
   Auburn Hills Trust                                     BBB+        12.000     05/01/20          400,000          534,804
   BHP Finance USA Ltd.                                   A            7.250     03/01/16        1,000,000        1,013,568
   CRA Finance, Ltd.                                      AA-          7.125     12/01/13          500,000          505,256
   Credit Suisse FB USA, Inc.                             AA-          6.125     11/15/11        1,500,000        1,464,066
   Dow Capital BV                                         A            8.700     05/15/22        1,000,000        1,010,729
   Goldman Sachs Group L.P.                               A+           8.000     03/01/13        1,000,000        1,075,219
   Household Finance Corporation                          A            6.375     08/01/10        1,500,000        1,458,308








			See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
------------------------------------------------------------------------------





                                                          S & P
                                                          CREDIT                               PRINCIPAL          MARKET
                FIXED INCOME SECURITIES                   RATING     COUPON     MATURITY         AMOUNT            VALUE
------------------------------------------------------  --------    -------    ---------    --------------    -------------
FINANCIAL SERVICES - 5.8% (CONTINUED)
   JPM Capital Trust II                                   A            7.950     02/01/27    $   1,000,000    $     994,950
   Santander Financial Issuances                          A            7.250     11/01/15        1,250,000        1,245,039
   SBC Communications Capital Corporation                 AA-          7.250     07/15/25        1,000,000        1,003,138
   Washington Mutual, Inc.                                BBB          8.250     04/01/10        1,250,000        1,383,700

FOOD PROCESSING - 0.9%
   ConAgra, Inc.                                          BBB          9.750     03/01/21          500,000          637,504
   Nabisco, Inc.                                          A            7.550     06/15/15        1,000,000        1,089,651

HOMEBUILDING - 2.7%
   KB Home                                                BB-          9.500     02/15/11        1,500,000        1,530,000
   MDC Holdings, Inc.                                     BB           8.375     02/01/08        1,500,000        1,515,000
   Standard Pacific Corporation                           BB           8.500     06/15/07        1,500,000        1,436,250
   Toll Corporation                                       BB+          8.125     02/01/09        1,000,000          990,000

HOTEL / GAMING - 5.6%
   Harrah's Operating Company, Inc.                       BB+          7.875     12/15/05        1,500,000        1,556,250
   Hilton Hotels Corporation                              BBB-         7.200     12/15/09        1,500,000        1,354,501
   HMH Properties, Inc.                                   BB-          8.450     12/01/08        1,300,000        1,235,000
   Mandalay Resort Group                                  BB-          7.625     07/15/13          450,000          387,000
   MGM Mirage, Inc.                                       BBB-         6.750     02/01/08        1,500,000        1,421,161
   Park Place Entertainment                               BB+          8.875     09/15/08          500,000          509,375
   Park Place Entertainment                               BB+          7.875     12/15/05        1,000,000          996,250
   Prime Hospitality Corporation                          BB           9.250     01/15/06        1,000,000        1,025,000
   Rank Group Finance PLC                                 BBB-         7.125     01/15/18        1,000,000          817,997
   Starwood Hotels & Resorts                              BBB-         7.375     11/15/15        1,000,000          865,540
   Station Casinos, Inc.                                  B+           9.875     07/01/10        1,000,000        1,016,250

INDUSTRIAL SERVICES - 0.5%
   Coinmach Corporation                                   B           11.750     11/15/05        1,000,000        1,025,000

INSURANCE - 3.4%
   Allstate Corporation                                   A+           7.200     12/01/09        1,000,000        1,058,791
   American Financial Group, Inc.                         BBB          7.125     12/15/07        1,000,000          919,196
   CIGNA Corporation                                      A+           7.650     03/01/23          500,000          512,145








			See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
------------------------------------------------------------------------------





                                                          S & P
                                                          CREDIT                               PRINCIPAL          MARKET
                FIXED INCOME SECURITIES                   RATING     COUPON     MATURITY         AMOUNT            VALUE
------------------------------------------------------  --------    -------    ---------    --------------    -------------
INSURANCE - 3.4% (CONTINUED)
   CNA Financial Corporation                              BBB-         6.950     01/15/18    $     500,000    $     333,699
   Continental Corporation                                BBB-         8.375     08/15/12          600,000          575,855
   Lion Connecticut Holdings, Inc.                        AA-          8.000     01/15/17          824,000          834,949
   MBIA, Inc.                                             AA           8.200     10/01/22        2,000,000        2,101,640
   Metropolitan Life Insurance Co.*                       A+           7.450     11/01/23          550,000          535,714

MACHINERY - 0.2%
   Clark Equipment Company                                A-           8.000     05/01/23          500,000          496,879

MEDICAL SERVICES - 1.6%
   HCA - The Healthcare Company                           BB+          8.750     09/01/10        1,500,000        1,620,000
   Healthsouth Corporation                                BB+         10.750     10/01/08        1,500,000        1,650,000

MEDICAL SUPPLIES - 0.5%
   Boston Scientific Corporation                          BBB          6.625     03/15/05        1,000,000        1,019,809

METALS & MINING - 1.7%
   Alcan, Inc.                                            A-           7.250     03/15/31        1,000,000        1,044,423
   Alcoa, Inc.                                            NA           6.500     06/15/18        1,500,000        1,467,495
   Placer Dome, Inc.                                      BBB+         7.750     06/15/15        1,000,000          939,354

MORTGAGE-BACKED SECURITIES - 6.8%
   Ginnie Mae                                                          6.500     09/20/31        5,570,710        5,572,175
   Ginnie Mae                                                          6.500     02/20/31        2,751,842        2,752,566
   Ginnie Mae                                                          6.500     08/20/31        5,361,331        5,362,741

NATURAL GAS - 3.2%
   AmeriGas Partners, L.P.                                BB+         10.125     04/15/07        1,020,000        1,053,150
   ANR Pipeline Company                                   BBB+         9.625     11/01/21        1,000,000        1,159,717
   Columbia Energy Group                                  BBB          7.320     11/28/10        1,250,000        1,227,659
   Ferrellgas Partners, L.P.                              B+           9.375     06/15/06          500,000          503,750
   Tennessee Gas Pipeline                                 BBB+         7.500     04/01/17        1,000,000          952,234
   Trans-Canada Pipelines                                 A-           7.875     04/01/23          600,000          588,323
   Williams Cos., Inc.                                    BBB          7.625     07/15/19        1,000,000          985,557









			See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
------------------------------------------------------------------------------





                                                          S & P
                                                          CREDIT                               PRINCIPAL          MARKET
                FIXED INCOME SECURITIES                   RATING     COUPON     MATURITY         AMOUNT            VALUE
------------------------------------------------------  --------    -------    ---------    --------------    -------------
OILFIELD SERVICES - 3.5%
   Burlington Resources, Inc.                             BBB+         9.125     10/01/21    $     700,000    $     808,177
   Forest Oil Corp.                                       BB           8.000     06/15/08        1,000,000        1,005,000
   Husky Oil, Ltd.                                        BBB          7.550     11/15/16        1,000,000          968,285
   Noble Drilling Corporation                             A-           7.500     03/15/19        1,000,000          991,871
   Offshore Logistics, Inc.                               BB           7.875     01/15/08        1,200,000        1,149,000
   Parker Drilling Company                                B+           9.750     11/15/06        1,000,000          995,000
   Pride International, Inc.                              BB+          9.375     05/01/07        1,000,000        1,052,500

PAPER & FOREST PRODUCTS - 1.6%
   Bowater, Inc.                                          BBB          9.500     10/15/12          700,000          786,813
   International Paper Corporation                        BBB          7.625     09/01/23        1,500,000        1,457,344
   Weyerhaeuser Company                                   A-           6.950     08/01/17        1,000,000          994,411

PETROLEUM - 3.3%
   EOG Resources, Inc.                                    BBB+         6.000     12/15/08        1,250,000        1,211,991
   Kerr-McGee Corporation                                 BBB          7.000     11/01/11        1,500,000        1,526,734
   Louisiana Land & Exploration Co.                       BBB+         7.625     04/15/13        1,000,000        1,059,664
   Magnum Hunter Resources, Inc.                          B           10.000     06/01/07        1,250,000        1,225,000
   Phillips Petroleum Company                             BBB+         8.490     01/01/23        1,000,000        1,051,006
   Ultramar Diamond Shamrock Corporation                  BBB          8.000     04/01/23          600,000          580,568

PHARMACEUTICAL - 0.6%
   Express Scripts, Inc.                                  BB+          9.625     06/15/09        1,000,000        1,102,500

PRINTING - 0.7%
   Valassis Communications                                BBB-         6.625     01/15/09        1,500,000        1,495,775

PUBLISHING - 0.5%
   News America Holdings                                  BBB-         8.250     08/10/18        1,000,000        1,032,235

RAILROAD - 0.8%
   Union Pacific Corporation                              BBB-         8.350     05/01/25        1,500,000        1,693,860









			See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
------------------------------------------------------------------------------





                                                          S & P
                                                          CREDIT                               PRINCIPAL          MARKET
                FIXED INCOME SECURITIES                   RATING     COUPON     MATURITY         AMOUNT            VALUE
------------------------------------------------------  --------    -------    ---------    --------------    -------------
RECREATION - 0.9%
   Brunswick Corporation                                  BBB+         7.375     09/01/23    $     975,000    $     829,526
   Speedway Motorsports, Inc.                             B+           8.500     08/15/07        1,000,000        1,030,000

RENTAL AUTO / EQUIPMENT - 0.6%
   Hertz Corporation                                      BBB          6.625     05/15/08        1,200,000        1,152,491

RESTAURANT - 1.5%
   McDonald's Corp.                                       A            7.310     09/15/27        1,500,000        1,508,049
   Tricon Global Restaurants, Inc.                        BB           7.650     05/15/08        1,500,000        1,507,500

RETAIL STORE - 2.1%
   Limited, Inc. (The)                                    BBB+         7.500     03/15/23        1,000,000          891,330
   May Department Stores                                  A+           8.300     07/15/26        1,000,000        1,032,376
   Michaels Stores, Inc.                                  BB           9.250     07/01/09        1,000,000        1,055,000
   Sears, Roebuck & Company                               A-           9.375     11/01/11        1,000,000        1,155,615

SECURITIES BROKERAGE - 1.1%
   Morgan Stanley Dean Witter                             AA-          7.000     10/01/13        1,000,000        1,030,622
   Morgan Stanley Dean Witter                             AA-          6.750     10/15/13        1,250,000        1,239,255

SEMICONDUCTOR - 2.0%
   Amkor Technology, Inc.                                 B+           9.250     05/01/06        1,000,000          955,000
   Applied Materials, Inc.                                A-           7.125     10/15/17        1,500,000        1,508,724
   Fairchild Semiconductor International, Inc.            B           10.375     10/01/07        1,500,000        1,563,750

STEEL - 1.2%
   AK Steel Corporation                                   BB           9.125     12/15/06        1,500,000        1,533,750
   USX Corporation                                        BBB+         9.375     02/15/12          750,000          891,980

TELECOMMUNICATIONS SERVICE - 6.9%
   Ametek, Inc.                                           BBB          7.200     07/15/08        1,000,000          971,961
   AT&T Corporation                                       BBB+         8.125     01/15/22          750,000          748,318
   COX Communications, Inc.                               BBB          6.850     01/15/18        1,000,000          946,106
   GCI, Inc.                                              B+           9.750     08/01/07        1,000,000          950,000









			See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001
------------------------------------------------------------------------------







                FIXED INCOME SECURITIES,                  S & P
                  PREFERRED STOCK AND                     CREDIT                               PRINCIPAL         MARKET
                 REPURCHASE AGREEMENT                     RATING     COUPON     MATURITY         AMOUNT           VALUE
------------------------------------------------------  --------    -------    ---------    --------------    -------------
TELECOMMUNICATIONS SERVICE - 6.9% (CONTINUED)
   Illinois Bell Telephone Company                        AA-          7.250     03/15/24    $   1,425,000    $   1,378,323
   MasTec, Inc.                                           BBB-         7.750     02/01/08        1,000,000          835,000
   Motorola, Inc.                                         BBB+         7.625     11/15/10          750,000          738,617
   Qwest Communications International                     BBB+         7.500     11/01/08        1,250,000        1,263,930
   Rogers Cantel, Inc.                                    BB+          9.750     06/01/16        1,000,000          990,000
   SBC Communications, Inc.                               AA-          6.875     08/15/23        1,000,000          967,540
   Sprint Corporation                                     BBB+         9.250     04/15/22        1,100,000        1,252,730
   Verizon Communications                                 A+           8.750     11/01/21        1,500,000        1,774,119
   WorldCom, Inc.                                         BBB+         7.750     03/15/24        1,000,000          962,226

TRANSPORT SERVICES - 1.2%
   Gulfmark Offshore, Inc.                                BB-          8.750     06/01/08          750,000          712,500
   Sea Containers Ltd                                     B+          10.750     10/15/06        1,000,000          650,000
   Teekay Shipping                                        BB-          8.875     07/15/11        1,000,000        1,025,000

UTILITIES - 0.5%
   Union Electric                                         A+           7.150     08/01/23        1,000,000          981,424
                                                                                                              -------------

TOTAL FIXED INCOME SECURITIES - 98.0%
   (Cost $195,882,367)                                                                                          196,365,622

TOTAL PREFERRED STOCK - 0.3%
   Travelers/Aetna P&C                                    BBB          8.083     04/30/36           20,000          500,000
   (Cost $487,029)

REPURCHASE AGREEMENT - 0.4%
   Fifth Third Bank Two Party Repurchase
   Agreement, 1.5%, due 12/31/01                                                                                    849,245
                                                                                                              -------------

TOTAL INVESTMENTS IN SECURITIES - 98.7%
   (Cost $197,218,641)                                                                                        $ 197,714,867
                                                                                                              =============








* Security exempt from registration under Rule 144A of the Securities Act of 1933




			See Notes To Financial Statements

		ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
			   PORTFOLIO OF INVESTMENTS
			      DECEMBER 31, 2001
---------------------------------------------------------------------------





                                                              MARKET
               COMMON STOCK                       SHARES       VALUE
--------------------------------------------    ---------  ------------
AEROSPACE / DEFENSE - 0.4%
  Boeing Company                                   6,000   $    232,680

APPAREL - 0.5%
  Cintas Corporation                               6,000        290,340

AUTO & TRUCK - 0.5%
  Ford Motor Company                              20,628        324,272

BANK - 2.7%
  Bank of America Corporation                     16,300      1,026,085
  Wells Fargo & Company                           15,700        682,479

BEVERAGE - 1.5%
  Coca-Cola Company                               19,300        910,188

BIOTECHNOLOGY - 3.3%
  Amgen, Inc.*                                    21,500      1,213,460
  Biogen, Inc.*                                    6,300        361,305
  Genzyme Corporation*                             7,500        448,950

BROADCASTING / CABLE TV - 3.8%
  AOL Time Warner, Inc.*                          40,450      1,298,445
  Comcast Corporation*                            20,700        745,200
  Walt Disney Company (The)                       16,200        335,664

CHEMICAL - 0.6%
  duPont, E.I. de Nemours & Co.                    8,800        374,088

COMPUTER & PERIPHERALS - 7.1%
  Dell Computer Corporation*                      47,900      1,301,922
  EMC Corporation*                                17,800        239,232
  Hewlett-Packard Company                         17,200        353,288
  International Business Machines Corp.           13,500      1,633,095
  Sun Microsystems, Inc.*                         70,700        872,438

COMPUTER SOFTWARE & SERVICES - 14.6%
  Adobe Systems, Inc.                              7,900        245,295
  Citrix Systems, Inc.*                            7,200        163,152
  Microsoft Corporation*                          98,300      6,514,341
  Oracle Corporation*                            113,200      1,563,292
  Siebel Systems, Inc.*                           20,900        584,782

DIVERSIFIED - 1.3%
  Tyco International, Ltd. - ADR                  13,700        806,930

ELECTRICAL EQUIPMENT - 4.8%
  General Electric Company                        75,100      3,010,759

FINANCIAL SERVICES - 6.3%
  Citigroup, Inc.                                 38,066      1,921,572
  Concord EFS, Inc.*                              12,000        393,360
  Fannie Mae                                       9,300        739,350
  Morgan Stanley Dean Witter & Co.                 9,400        525,836
  Paychex, Inc.                                   10,000        350,400

INSURANCE - 2.4%
  American International Group, Inc.              18,487      1,467,868

MEDICAL SUPPLIES - 3.7%
  Biomet, Inc.                                    10,600        327,540
  Johnson & Johnson                               23,200      1,371,120
  Medtronic, Inc.                                 12,100        619,641

OILFIELD SERVICES - 3.3%
  Exxon Mobil Corporation                         52,744      2,072,839

PETROLEUM - 1.3%
  Royal Dutch Petroleum Co. - ADR                 16,800        823,536








			See Notes To Financial Statements

		ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
			   PORTFOLIO OF INVESTMENTS
			      DECEMBER 31, 2001
---------------------------------------------------------------------------








                COMMON STOCK AND                              MARKET
              REPURCHASE AGREEMENT               SHARES        VALUE
--------------------------------------------    ---------  ------------

PHARMACEUTICAL - 11.0%
  Abbott Laboratories                             11,400   $    635,550
  American Home Products Corp.                    11,800        724,048
  Andrx Group                                      3,700        260,517
  Bristol-Myers Squibb Company                    16,000        816,000
  Eli Lilly & Company                              9,500        746,130
  MedImmune, Inc.*                                 7,500        347,625
  Merck & Company, Inc.                           16,400        964,320
  Pfizer, Inc.                                    47,175      1,879,924
  Schering-Plough Corporation                     12,800        458,368

RESTAURANT - 0.5%
  McDonald's Corporation                          11,300        299,111

RETAIL STORE - 4.9%
  Home Depot, Inc.                                20,300      1,035,503
  Wal-Mart Stores, Inc.                           35,500      2,043,025

SEMICONDUCTOR - 11.5%
  Altera Corporation*                             10,300        218,566
  Applied Materials, Inc.*                        16,600        665,660
  Intel Corporation                              128,600      4,044,470
  Linear Technology Corporation                   13,800        538,752
  Maxim Integrated Products, Inc.*                14,100        740,391
  Texas Instruments, Inc.                         16,600        464,800
  Xilinx, Inc.*                                   12,700        495,935

TELECOMMUNICATIONS EQUIPMENT - 7.3%
  Cisco Systems, Inc.*                           138,900      2,515,479
  JDS Uniphase Corporation*                       46,400        405,072
  QUALCOMM Incorporated*                          32,350      1,633,675

TELECOMMUNICATIONS SERVICE - 5.1%
  AT&T Corporation                                30,612        555,302
  AT&T Wireless Services                           9,850        141,545
  BellSouth Corporation                           14,900        568,435
  SBC Communications, Inc.                        24,122        944,859
  Verizon Communications, Inc.                    20,846        989,351

TOILETRIES / COSMETICS - 1.4%
  Proctor & Gamble Company                        11,000        870,430
                                                           ------------

TOTAL COMMON STOCK - 99.8%
  (Cost $76,509,159)                                         62,147,586

REPURCHASE AGREEMENT - 0.3%
  Fifth Third Bank Two Party Repurchase
  Agreement, 1.5%, 12/31/01                                     204,880
                                                           ------------

TOTAL INVESTMENTS IN SECURITIES - 100.1%
  (Cost $76,714,039)                                       $ 62,352,466
                                                           ============







* Securities are non-income producing
ADR - American Depositary Receipts



			See Notes To Financial Statements

			ADVANCE CAPITAL I, INC.
		STATEMENT OF ASSETS AND LIABILITIES
			DECEMBER 31, 2001
-----------------------------------------------------------------------------



<CAPTION



                                                    EQUITY                                           RETIREMENT      CORNERSTONE
                                                    GROWTH           BOND            BALANCED          INCOME           STOCK
                                                -------------    --------------   -------------    -------------    ------------
ASSETS
  Investments in securities. . . . . . . . . .  $ 126,979,521    $ 112,627,778    $ 231,685,013    $ 197,714,867    $ 62,352,466

  Cash . . . . . . . . . . . . . . . . . . . .         47,077               95          120,858                0          12,882
  Receivables. . . . . . . . . . . . . . . . .
    Dividends and interest . . . . . . . . . .         29,472        2,264,303        1,838,104        3,874,225          24,537
  Prepaid expenses . . . . . . . . . . . . . .         10,586           10,950           15,680           13,619           8,013
                                                -------------    --------------   -------------    -------------    ------------

  Total assets . . . . . . . . . . . . . . . .    127,066,656      114,903,126      233,659,655      201,602,711      62,397,898



LIABILITIES
  Payable to affiliated entities
    Investment advisory fees . . . . . . . . .         73,363           38,539          132,514           84,514          21,355
    Distribution fees. . . . . . . . . . . . .          3,467            3,093            6,338            5,419           1,722
  Accounts payable and accrued expenses. . . .         20,216           10,670           19,401           20,115          11,061
  Distributions payable. . . . . . . . . . . .              0          638,786          510,223        1,146,636          97,942
                                                -------------    --------------   -------------    -------------    ------------

  Total liabilities. . . . . . . . . . . . . .         97,046          691,088          668,476        1,256,684         132,080
                                                -------------    --------------   -------------    -------------    ------------

  Net assets . . . . . . . . . . . . . . . . .  $ 126,969,610    $ 114,212,038    $ 232,991,179    $ 200,346,027    $ 62,265,818
                                                =============    ==============   =============    =============    ============



NET ASSETS
  Paid-in capital. . . . . . . . . . . . . . .  $  92,372,284    $ 113,800,442    $ 192,979,185    $ 211,587,496    $ 83,595,630
  Accumulated undistributed net realized
    loss on investments. . . . . . . . . . . .    (3,609,549)     (1,371,222)      (1,615,990)     (11,737,695)     (6,968,239)
  Net unrealized appreciation (depreciation)
    in value of investments. . . . . . . . . .     38,206,875        1,782,818       41,627,984          496,226    (14,361,573)
                                                -------------    --------------   -------------    -------------    ------------

  Net assets . . . . . . . . . . . . . . . . .  $ 126,969,610    $ 114,212,038    $ 232,991,179    $ 200,346,027    $ 62,265,818
                                                =============    ==============   =============    =============    ============


SHARES OUTSTANDING . . . . . . . . . . . . . .      5,531,254       11,793,899       13,403,051       20,946,747       7,158,026
                                                =============    ==============   =============    =============    ============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE . . . . . . . . .  $       22.95    $        9.68    $      17.38    $         9.56    $       8.70
                                                =============    ==============   =============    =============    ============








			See Notes To Financial Statements

			   ADVANCE CAPITAL I, INC.
			  STATEMENT OF OPERATIONS
			YEAR ENDED DECEMBER 31, 2001
-----------------------------------------------------------------------------







                                                   EQUITY                                         RETIREMENT      CORNERSTONE
                                                   GROWTH           BOND          BALANCED          INCOME           STOCK
                                              ---------------  --------------   --------------  -------------   --------------
INVESTMENT INCOME
  Interest. . . . . . . . . . . . . . . . . . $        44,767  $    7,699,449   $    6,819,727  $  16,127,343   $       33,066
  Dividends . . . . . . . . . . . . . . . . .         345,343               0        2,064,502              0          518,755
                                              ---------------  --------------   --------------  -------------   --------------

  Total investment income . . . . . . . . . .         390,110       7,699,449        8,884,229     16,127,343          551,821

EXPENSES
  Paid to affiliates:
    Investment advisory fees. . . . . . . . .         874,245         407,744        1,540,818      1,023,937          254,142
    Distribution fees . . . . . . . . . . . .         312,674         254,839          563,779        514,240          158,839
  Paid to others:
    Custodial fees. . . . . . . . . . . . . .          17,259           7,183           19,055         13,377            8,488
    Directors fees and expenses . . . . . . .           6,650           5,254           11,828         10,744            3,309
    Professional fees . . . . . . . . . . . .           9,241           7,202           15,817         14,868            5,007
    Shareholder reporting costs . . . . . . .          25,067          21,707           41,435         44,739           15,840
    Registration and filing fees. . . . . . .           4,110           7,275            4,306          2,006            4,226
    Other operating expenses. . . . . . . . .           8,403           4,102           12,574         12,865            4,028
                                              ---------------  --------------   --------------  -------------   --------------

  Total expenses. . . . . . . . . . . . . . .       1,257,649         715,306        2,209,612      1,636,776          453,879
                                              ---------------  --------------   --------------  -------------   --------------

NET INVESTMENT INCOME (LOSS). . . . . . . . .       (867,539)       6,984,143        6,674,617     14,490,567           97,942

REALIZED LOSS ON INVESTMENTS
  Proceeds from securities sold . . . . . . .      11,773,193      23,503,656       27,161,680     64,368,015        2,493,961
  Cost of securities sold . . . . . . . . . .    (15,382,742)    (24,118,113)     (28,777,670)   (66,834,340)      (8,107,544)
                                              ---------------  --------------   --------------  -------------   --------------

  Net realized loss on investments. . . . . .     (3,609,549)       (614,457)      (1,615,990)    (2,466,325)      (5,613,583)

UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Appreciation (Depreciation), Beginning
    of year . . . . . . . . . . . . . . . . .      55,860,547          58,723       49,999,152    (3,262,283)      (6,036,854)
  Appreciation (Depreciation), End of year. .      38,206,875       1,782,818       41,627,984        496,226     (14,361,573)
                                              ---------------  --------------   --------------  -------------   --------------

  Net unrealized gain (loss) on investments .    (17,653,672)       1,724,095      (8,371,168)      3,758,509      (8,324,719)
                                              ---------------  --------------   --------------  -------------   --------------

NET GAIN (LOSS) ON INVESTMENTS. . . . . . . .    (21,263,221)       1,109,638      (9,987,158)      1,292,184     (13,938,302)
                                              ---------------  --------------   --------------  -------------   --------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . $  (22,130,760)  $    8,093,781   $  (3,312,541)  $  15,782,751   $ (13,840,360)
                                              ===============  ==============   ==============  =============   ==============









			See Notes To Financial Statements

			ADVANCE CAPITAL I, INC.
		STATEMENT OF CHANGES IN NET ASSETS
		YEARS ENDED DECEMBER 31, 2001 AND 2000
-----------------------------------------------------------------------------





                                                               EQUITY GROWTH                         BOND
                                                       ----------------------------    ------------------------------

                                                            2001          2000              2001            2000
                                                       -------------  -------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss). . . . . . . . . . .  $   (867,539)  $ (1,044,806)    $    6,984,143   $   4,009,704
    Net realized gain (loss) on investments . . . . .    (3,609,549)      5,791,657         (614,457)       (697,526)
    Net unrealized gain (loss) on investments . . . .   (17,653,672)      2,872,321         1,724,095         947,661
                                                       -------------  -------------    --------------   -------------

    Net increase (decrease) in net assets
     resulting from operations. . . . . . . . . . . .   (22,130,760)      7,619,172         8,093,781       4,259,839

  Distributions to Shareholders:
    Net investment income . . . . . . . . . . . . . .              0              0       (6,984,143)     (4,009,704)
    Net realized gain on investments. . . . . . . . .              0    (5,809,910)                 0               0
                                                       -------------  -------------    --------------   -------------

    Total distributions to shareholders . . . . . . .              0    (5,809,910)       (6,984,143)     (4,009,704)

  Share Transactions:
    Net proceeds from sale of shares. . . . . . . . .     20,154,190     26,584,325        48,218,042      36,815,669
    Reinvestment of distributions . . . . . . . . . .              0      5,775,562         6,270,706       3,953,066
    Cost of shares reacquired . . . . . . . . . . . .    (7,190,290)   (12,547,579)       (9,438,855)     (7,328,099)
                                                       -------------  -------------    --------------   -------------

    Net increase derived from share transactions. . .     12,963,900     19,812,308        45,049,893      33,440,636
                                                       -------------  -------------    --------------   -------------

    Net increase (decrease) in net assets . . . . . .    (9,166,860)     21,621,570        46,159,531      33,690,771

NET ASSETS
    Beginning of year . . . . . . . . . . . . . . . .    136,136,470    114,514,900        68,052,507      34,361,736
                                                       -------------  -------------    --------------   -------------

    End of year . . . . . . . . . . . . . . . . . . .  $ 126,969,610  $ 136,136,470    $  114,212,038   $  68,052,507
                                                       =============  =============    ==============   =============

NUMBER OF SHARES
    Sold. . . . . . . . . . . . . . . . . . . . . . .        823,840        899,187         4,974,823       3,918,503
    Shares issued from reinvestment of distributions.              0        207,158           642,974         421,850
    Reacquired. . . . . . . . . . . . . . . . . . . .      (310,751)      (420,441)         (971,813)       (779,997)
                                                       -------------  -------------    --------------   -------------

    Net increase in shares outstanding. . . . . . . .        513,089        685,904         4,645,984       3,560,356

    Outstanding:
       Beginning of year. . . . . . . . . . . . . . .      5,018,165      4,332,261         7,147,915       3,587,559
                                                       -------------  -------------    --------------   -------------

       End of year. . . . . . . . . . . . . . . . . .      5,531,254      5,018,165        11,793,899       7,147,915
                                                       =============  =============    ==============   =============









			See Notes To Financial Statements

			  ADVANCE CAPITAL I, INC.
		STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
		   YEARS ENDED DECEMBER 31, 2001 AND 2000
-----------------------------------------------------------------------------






                                                                                                 RETIREMENT
                                                                 BALANCED                           INCOME
                                                       ----------------------------    ------------------------------

                                                            2001          2000              2001            2000
                                                       -------------  -------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income . . . . . . . . . . . . . .   $  6,674,617   $  5,634,445     $  14,490,567   $  15,263,083
    Net realized gain (loss) on investments . . . . .    (1,615,990)         96,418       (2,466,325)     (8,246,605)
    Net unrealized gain (loss) on investments . . . .    (8,371,168)     12,840,825         3,758,509       5,857,608
                                                       -------------  -------------    --------------   -------------

    Net increase (decrease) in net assets
     resulting from operations. . . . . . . . . . . .    (3,312,541)     18,571,688        15,782,751      12,874,086

  Distributions to Shareholders:
    Net investment income . . . . . . . . . . . . . .    (6,674,617)    (5,634,445)      (14,490,567)    (15,263,083)
    Net realized gain on investments. . . . . . . . .              0       (98,396)                 0               0
                                                       -------------  -------------    --------------   -------------

    Total distributions to shareholders . . . . . . .    (6,674,617)    (5,732,841)      (14,490,567)    (15,263,083)

  Share Transactions:
    Net proceeds from sale of shares. . . . . . . . .     51,958,988     43,735,355         3,588,735       5,972,933
    Reinvestment of distributions . . . . . . . . . .      6,124,212      5,688,234        13,186,385      15,070,410
    Cost of shares reacquired . . . . . . . . . . . .   (22,782,080)   (23,801,276)      (21,618,095)    (24,548,420)
                                                       -------------  -------------    --------------   -------------

    Net increase (decrease) derived from
     share transactions . . . . . . . . . . . . . . .     35,301,120     25,622,313       (4,842,975)     (3,505,077)
                                                       -------------  -------------    --------------   -------------

    Net increase (decrease) in net assets . . . . . .     25,313,962     38,461,160       (3,550,791)     (5,894,074)

NET ASSETS
    Beginning of year . . . . . . . . . . . . . . . .    207,677,217    169,216,057       203,896,818     209,790,892
                                                       -------------  -------------    --------------   -------------

    End of year . . . . . . . . . . . . . . . . . . .   $232,991,179   $207,677,217    $  200,346,027   $ 203,896,818
                                                       =============  =============    ==============   =============

NUMBER OF SHARES
    Sold. . . . . . . . . . . . . . . . . . . . . . .      2,948,317      2,513,471           370,929         636,654
    Shares issued from reinvestment of distributions.        352,031        322,753         1,362,247       1,606,210
    Reacquired. . . . . . . . . . . . . . . . . . . .    (1,314,664)    (1,358,959)       (2,243,970)     (2,612,061)
                                                       -------------  -------------    --------------   -------------

    Net increase (decrease) in shares outstanding . .      1,985,684      1,477,265         (510,794)       (369,197)

    Outstanding:
       Beginning of year. . . . . . . . . . . . . . .     11,417,367      9,940,102        21,457,541      21,826,738
                                                       -------------  -------------    --------------   -------------

       End of year. . . . . . . . . . . . . . . . . .     13,403,051     11,417,367        20,946,747      21,457,541
                                                       =============  =============    ==============   =============






			See Notes To Financial Statements

			  ADVANCE CAPITAL I, INC.
		STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
		   YEARS ENDED DECEMBER 31, 2001 AND 2000
-----------------------------------------------------------------------------





                                                               CORNERSTONE
                                                                  STOCK
                                                       ----------------------------

                                                            2001          2000
                                                       -------------  -------------
INCREASE IN NET ASSETS
  Operations:
    Net investment income . . . . . . . . . . . . . .   $     97,942   $     91,316
    Net realized loss on investments. . . . . . . . .    (5,613,583)    (1,304,063)
    Net unrealized loss on investments. . . . . . . .    (8,324,719)   (14,313,834)
                                                       -------------  -------------

    Net decrease in net assets
     resulting from operations. . . . . . . . . . . .   (13,840,360)   (15,526,581)

  Distributions to Shareholders:
    Net investment income . . . . . . . . . . . . . .       (97,942)       (91,316)
    Net realized gain on investments. . . . . . . . .              0              0
                                                       -------------  -------------

    Total distributions to shareholders . . . . . . .       (97,942)       (91,316)

  Share Transactions:
    Net proceeds from sale of shares. . . . . . . . .     19,159,799     31,757,461
    Reinvestment of distributions . . . . . . . . . .              0         90,914
    Cost of shares reacquired . . . . . . . . . . . .    (5,545,548)    (5,996,121)
                                                       -------------  -------------

    Net increase derived from share transactions. . .     13,614,251     25,852,254
                                                       -------------  -------------

    Net increase (decrease) in net assets . . . . . .      (324,051)     10,234,357

NET ASSETS
    Beginning of year . . . . . . . . . . . . . . . .     62,589,869     52,355,512
                                                       -------------  -------------

    End of year . . . . . . . . . . . . . . . . . . .   $ 62,265,818   $ 62,589,869
                                                       =============  =============

NUMBER OF SHARES
    Sold. . . . . . . . . . . . . . . . . . . . . . .      1,925,002      2,428,167
    Shares issued from reinvestment of distributions.              0          8,481
    Reacquired. . . . . . . . . . . . . . . . . . . .      (605,273)      (462,291)
                                                       =============  =============

    Net increase in shares outstanding. . . . . . . .      1,319,729      1,974,357

    Outstanding:
       Beginning of year. . . . . . . . . . . . . . .      5,838,297      3,863,940
                                                       -------------  -------------

       End of year. . . . . . . . . . . . . . . . . .      7,158,026      5,838,297
                                                       =============  =============






			See Notes To Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION OF THE COMPANY

	Advance Capital I, Inc. (the COMPANY) is a Maryland Corporation organized on March 6, 1987 and commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Bond Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund.


NOTE 2.  ACCOUNTING POLICIES

	The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

	The following is a summary of significant accounting policies followed by the COMPANY.

Security Valuation

	Securities for which exchange quotations are readily available are valued at the last sale price at the close of business. If there is no sale price, they are valued at the last bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Money market instruments held by the Funds with remaining maturity of sixty days or less are valued at cost which approximates market.

Repurchase Agreements

	The Fund may engage in repurchase agreement transactions. When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. If the seller defaults or if bankruptcy X proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

NOTE 2.  ACCOUNTING POLICIES (CONTINUED)

Expenses

	Most expenses of the COMPANY can be directly attributed to a fund. Expenses which cannot be directly attributed are generally apportioned between the Funds on the basis of average net assets.

Federal Income Taxes

	It is each fund's policy to meet the requirements of the Internal Revenue Code that are applicable to regulated investment companies and each fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. There are no temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. Thus, the distributed and distributable income for tax purposes at and for the year ended December 31, 2001 is equal to the amount presented in the financial statements for each fund.

Dividends

	Income dividends in the Bond, Balanced and Retirement Income Funds are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth and Cornerstone Stock Funds, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December. For 2001, there were no distributions of net realized capital gains paid by the Funds.

Other

	Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Net investment losses, for which no carryover is permitted, are offset against paid in capital.


NOTE 3.  TRANSACTIONS WITH AFFILIATES
			Advance Capital Management, Inc. (MANAGEMENT) (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY'S investment adviser. T. Rowe Price Associates, Inc. (TRPA) serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Advance Capital Services, Inc. (SERVICES) (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the Company's shares. Advance Capital Group, Inc. (GROUP) is the Company's Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee equal on an annual basis to .70% of the average daily net assets for the first $200 million of the Equity Growth Balanced Funds and .55% of the average daily net assets exceeding $200 million, ..50% of the average daily net assets for the first $200 million of the Retirement Income Fund and .40% of the average daily net assets exceeding
$200 million, and .40% of the average daily net assets of the Bond and Cornerstone Stock Funds. For its services, TRPA is paid a fee by MANAGEMENT equal on an annual basis to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will reimburse SERVICES for actual expenses incurred in connection with the distribution of fund shares of the Equity Growth, Bond, Balanced, Retirement Income and Cornerstone Stock Funds, at a rate not to exceed .25% of each fund's average daily net assets.

	The COMPANY was charged investment advisory fees of $4,100,886 by MANAGEMENT for 2001. The COMPANY was charged distribution fees of $1,804,371 by SERVICES for 2001. At December 31, 2001 an employee retirement plan sponsored by SERVICES owned 92,729 shares (1.7%) of the Equity Growth Fund, 147 shares (0.0%) of the Bond Fund, 12,641 shares (0.1%) of the Balanced Fund, 1,477 shares (0.0%) of the Retirement Income Fund and 23,960 shares (0.3%) of the Cornerstone Stock Fund.

	Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Directors fees are only paid to outside directors and consist of a $3,500 annual retainer plus $400 per meeting attended.

NOTE 4.  INVESTMENT PORTFOLIO TRANSACTIONS

	The cost of purchases and proceeds from sales of investments, other than short-term obligations, for 2001 were as follows:




                   Equity                                        Retirement     Cornerstone
                   Growth           Bond          Balanced         Income          Stock
                -----------     -----------     -----------     -----------    ------------
Purchases       $23,823,286     $68,835,070     $61,816,358     $61,723,833     $16,338,460
Sales            11,773,193      23,503,656      27,161,680      64,368,015       2,493,961




NOTE 4.  INVESTMENT PORTFOLIO TRANSACTIONS (CONTINUED)

		The cost of purchases and proceeds from sales of U.S. Government securities included above were as follows:






               Equity                          Retirement     Cornerstone
               Growth     Bond     Balanced      Income           Stock
               ------   -------    --------    ----------     -----------
Purchases       None         $0         $0           $0           None
Sales           None    509,844    510,781      843,594           None





	Gross unrealized appreciation and depreciation of investments for book and tax purposes as of December 31, 2001 were as follows:




                  Equity                                         Retirement     Cornerstone
                  Growth           Bond          Balanced          Income          Stock
                -----------    -----------      -----------      ----------     -----------
Appreciation    $48,641,456     $2,893,115      $46,497,818      $5,121,843      $3,441,916
Depreciation     10,434,581      1,110,297        4,869,834       4,625,617      17,803,489




NOTE 5.  CAPITAL LOSS CARRYOVERS

	At December 31, 2001, capital loss carryovers and their expiration dates were as follows:




                           Equity                                  Retirement    Cornerstone
                           Growth         Bond       Balanced        Income         Stock
                         ----------     --------    ---------     -----------   ------------
December 31, 2007               $0      $59,239            $0     $1,024,760       $50,588
December 31, 2008                0      697,526             0      8,246,605     1,304,063
December 31, 2009        3,609,549      614,457     1,615,990      2,466,325     5,613,583





NOTE 6.  AUTHORIZED SHARES

	The Fund has one billion authorized shares of common stock, par value of $.001 per share. Each of the Fund's five portfolios has 200 million shares authorized.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
Advance Capital I, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Bond Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund (constituting Advance Capital I, Inc., hereafter referred to as the "Company") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion of these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers, LLP
Chicago, Illinois
February 5, 2002

ADDITIONAL INFORMATION (UNAUDITED)

RESULTS OF ANNUAL SHAREHOLDER VOTE

	An Annual Meeting of Shareholders of the COMPANY was held at The Westin, 1500 Town Center, Southfield, Michigan, on July 27, 2001 for the following purposes:

To elect seven Directors to hold office until the next Annual Meeting of Shareholders or until their successors have been elected and qualified.

        Directors Elected at Meeting      Votes For
        ----------------------------    -------------
        Joseph A. Ahern                  33,248,808
        Richard W. Holtcamp              33,200,726
        Dennis D. Johnson                33,116,874
        Harry Kalajian                   33,210,342
        Janice Loichle                   33,264,478
        Thomas L. Saeli                  33,241,409
        John C. Shoemaker                33,264,478

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the COMPANY for the fiscal year ending December 31, 2001.

          Votes For:              33,282,659
          Votes Against:              46,534
          Votes to Abstain:           60,924

ADVANCE CAPITAL I, INC.				ADVANCE CAPITAL I INC
                                          An investment company with five funds
INVESTMENT ADVISER:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076

SUB-ADVISER:
(Equity Growth and Balanced Funds)             EQUITY GROWTH FUND
T. Rowe Price Associates, Inc.                 BOND FUND
100 East Pratt Street                          BALANCED FUND
Baltimore, Maryland 21202                      RETIREMENT INCOME FUND
                                               CORNERSTONE STOCK FUND
DISTRIBUTOR:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

CUSTODIAN:
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

INDEPENDENT ACCOUNTANTS:
PricewaterhouseCoopers LLP
203 North LaSalle Street
Chicago, IL 60601

OFFICERS:
John C. Shoemaker, President
Robert J. Cappelli, Vice President & Treasurer
Charles J. Cobb, Vice President
Kathy J. Harkleroad, Secretary

                                                ANNUAL REPORT
BOARD OF DIRECTORS:                             DECEMBER 31, 2001
Joseph A. Ahern
Richard W. Holtcamp
Dennis D. Johnson
Harry Kalajian
Janice E. Loichle
Thomas L. Saeli
John C. Shoemaker